                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Identix Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

                              IDENTIX INCORPORATED
                         TO BE HELD ON OCTOBER 29, 1998

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Identix Incorporated (the "Company") will be held on Thursday, October 29, 1998 at 2:00 p.m. at Four Points Sheraton Hotel, 1108 N. Mathilda Avenue, Sunnyvale, California 94089, for the purpose of considering and acting upon the following proposals:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve a change in the Company's state of incorporation from California to Delaware through the merger of the Company into a newly formed Delaware corporation that is a wholly owned subsidiary of the Company.

     3. To approve an amendment to the Identix Incorporated Equity Incentive Plan to increase the number of shares of Identix common stock available for issuance under that plan from 1,750,000 to 3,000,000 shares.

     4. To approve the Identix Incorporated Employee Stock Purchase Plan and the Identix Incorporated Foreign Subsidiary Employee Stock Purchase Plan.

     5. To approve an amendment to the Identix Incorporated Nonemployee Directors Stock Option Plan to increase the number of shares available for issuance under that plan from 250,000 to 410,000 shares and to approve the other amendments to that plan described in the accompanying Proxy Statement.

     6. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending June 30, 1999.

     7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on September 1, 1998 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a Proxy.

                                          Sincerely,

                                          JAMES P. SCULLION
                                          Secretary

Sunnyvale, California
September   , 1998

                              IDENTIX INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Identix Incorporated (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, October 29, 1998 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Four Points Sheraton Hotel, 1108 N. Mathilda Avenue, Sunnyvale, California 94089. The Company's principal executive offices are located at 510 North Pastoria Avenue, Sunnyvale, California 94086. The Company's telephone number is (408) 731-2000.

     These proxy solicitation materials were mailed on or about September   ,
1998 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on September 1, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. At the
Record Date,           shares of the Company's common stock were issued and
outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Except in the election of directors, each share of common stock has one vote. Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held on the record date, or distribute the shareholder's votes among the candidates at the shareholder's discretion. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder or any other shareholder has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes.

     Abstentions and broker non-votes will be counted as present or represented for purposes of establishing a quorum for proposals presented to the shareholders and will have the same effect as negative votes.

     The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees without additional compensation, personally or by telephone or telegraph.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY'S PROXY STATEMENT FOR THE 1999 ANNUAL MEETING

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting must be received by
the Company no later than May   , 1999 in order to be eligible for inclusion in
the proxy statement and form of proxy relating to that meeting. If the reincorporation proposal described in Proposal 2 is approved by the Company's shareholders, the Delaware company will have an advanced notice bylaw provision as described in Proposal 2.

PROPOSAL 1. ELECTION OF DIRECTORS

GENERAL

     A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below. In the event that any nominee shall become unavailable, the proxy holders will vote the proxies at their discretion for a substitute or additional nominee. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is expected that all nominees will be able and willing to serve as directors. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

VOTE REQUIRED

     The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

     NAME OF NOMINEE        AGE             PRINCIPAL OCCUPATION             DIRECTOR SINCE
     ---------------        ---             --------------------             --------------
Randall C. Fowler.........  59    Chairman, President, and Chief Executive     1982
                                  Officer of the Company
Patrick H. Morton.........  58    President of Kokusai Semiconductor           1985
                                  Equipment Corporation
Randall Hawks, Jr. .......  46    President and Chief Executive Officer        1988
                                  of WHEB Systems, Inc.
Fred U. Sutter............  69    Retired President, Chairman and Chief        1988
                                  Executive Officer of Ascom Holding, Ltd.
Larry J. Wells............  54    General Partner of the Management Company    1992
                                  for Sundance Venture Partners, L.P.
Charles W. Richion........  62    Retired Vice President of Hewlett-Packard      *
                                  Company
James P. Scullion.........  42    Executive Vice President, Chief Financial      *
                                  Officer and Secretary of the Company

---------------
* Not currently a member of the Company's Board of Directors.

     Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Randall C. Fowler, Chairman of the Board, President, and Chief Executive Officer of the Company, positions he has held since 1982, is also founder of the Company.

     Patrick H. Morton has been a director of the Company since 1985. Mr. Morton is president of Kokusai Semiconductor Equipment Corporation. In addition, Mr. Morton is Chairman of the Board of Directors and co-founder of QuadRep, Inc., manufacturers' representative company. He held the position of President of QuadRep, Inc. from 1981 through 1990 and has been Chairman since 1991.

     Randall Hawks, Jr. has been a director of the Company since 1988. Mr. Hawks is currently President and Chief Executive Officer at WHEB Systems, Inc. From 1994 to 1995, Mr. Hawks was Executive Vice President of AT&T Paradyne, a communications equipment subsidiary of AT&T. Prior to joining AT&T

Paradyne, Mr. Hawks was Executive Vice President of the Company from 1989 to November 1993 and was Vice President of Marketing from 1985 to 1989.

     Fred U. Sutter has been a director of the Company since 1988. Until January 1996, Mr. Sutter was Chairman, Chief Executive Officer and President of Ascom Holding Ltd., a United States subsidiary of Ascom Holding AG, the parent company of a group of telecommunication companies and service automation providers. From December 1993 to July 1995, Mr. Sutter was the Chief Executive Officer and President of Ascom Holding AG. From January 1991 to August 1993, he was the Deputy President of Ascom Holding AG. From January 1987 to December 1990, he was President of Ascom Hasler AG. Ascom Hasler AG is a Swiss telecommunications company and is a part of Ascom Holding AG.

     Larry J. Wells has been a director of the Company since 1992. Since 1989, Mr. Wells has been a general partner of Anderson and Wells Company, the management company for Sundance Venture Partners, L.P. Prior to his affiliation with Anderson and Wells Company, Mr. Wells held similar positions with Inco Venture Capital from 1988 to 1989 and Citicorp Venture Capital from 1983 to 1987. Mr. Wells currently serves on the Board of Directors of Cellegy Pharmaceuticals, Inc., a drug development company, Isonics Corporation, an advanced materials and technology company, and Legacy Brands, Inc., a premium food producer and distributor.

     Charles W. Richion served as Vice President, Corporate Development, of the Company from June 1997 to June 30, 1998. Since July 1, 1998 he has been engaged as a consultant to the Company. Prior to joining the Company, Mr. Richion worked at Hewlett-Packard Company from 1965 through 1996 serving in a variety of functions. His most recent positions included Vice President and Director of U.S. Sales operations and building the Global Partners program.

     James P. Scullion has been Executive Vice President and Chief Financial Officer of the Company since July 1996 and from 1990 to 1996, he was Vice President, Finance and Chief Financial Officer of the Company. From 1986 to 1990 he was Vice President of Finance and Chief Financial Officer at DataTrak, Inc., a manufacturer of security access systems.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four meetings during fiscal year 1998.

     The Board of Directors currently has two standing committees: the Compensation Committee and the Audit Committee. The Compensation Committee reviews and approves the Company's executive officer compensation policy and administers the Company's employee stock option plans. The Compensation Committee held one meeting during fiscal year 1998. Messrs. Wells, Morton and Hawks are currently the members of the Compensation Committee. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its systems of internal controls. The Audit Committee held two meetings during fiscal year 1998. Messrs. Wells, Morton and Hawks are currently the members of the Audit Committee.

     The Board of Directors does not have a standing Nominating Committee nor any committee performing such function.

     During fiscal year 1998, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and committees, if any, upon which such director served, except Ed Zschau who attended two of the four Board meetings.

DIRECTOR COMPENSATION

     Each nonemployee director receives $1,000 for each board meeting attended up to $4,000 annually. The Company also reimburses non-employee directors for certain expenses incurred by them in connection with attendance of board meetings. Directors who are employees of the Company receive no additional or special remuneration for serving as directors.

     Under the Company's Nonemployee Directors Stock Option Plan as currently in effect ("Directors Plan"), each nonemployee director of the Company, upon such director's first election to the Board, is entitled to receive an automatic nondiscretionary grant of (i) a nonqualified stock option ("NQO") to purchase 10,000 shares of common stock if less than six months have elapsed since the last annual meeting of shareholders or (ii) an NQO to purchase 5,000 shares of common stock if more than six months have elapsed since the last annual meeting of shareholders (in either case, "Initial Grant"). In addition, on the date of the first meeting of the Board following the annual meeting of the shareholders of the Company, each eligible director is entitled to receive an NQO to purchase 10,000 shares of common stock ("Annual Grant"). If the shareholders of the Company approve the amendments to the Directors Plan described under Proposal 5 below, then the Initial Grant shall be for an NQO covering 20,000 shares of common stock, or 10,000 shares if more than six months have elapsed since the last annual meeting of shareholders, and the Annual Grant shall be for an NQO covering 20,000 shares of common stock, in each case effective as of the date of the Annual Meeting.

     The exercise price of the NQOs granted under the Directors Plan is equal to the fair market value of such shares on the date of grant. The NQOs become exercisable with respect to one fourth of the number of shares covered by such NQO for each three-month period which elapses after the date of grant, so that such NQO will be fully exercisable on the first anniversary of the date such NQO was granted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of July 31, 1998 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) by each of the Company's directors and each of the Company's executive officers identified in the Summary Compensation Table and
(iii) by all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the common stock shown as being beneficially owned by them.

                                                                                      PERCENTAGE
                                                            NUMBER OF SHARES         BENEFICIALLY
         DIRECTORS, OFFICERS AND 5% SHAREHOLDERS           BENEFICIALLY OWNED          OWNED(1)
         ---------------------------------------           ------------------    ---------------------
Ascom USA Inc............................................      5,048,924(2)              19.97%
  9 East Ninth Street, #1
  New York, NY 10003
Randall C. Fowler........................................      1,343,123(3)               5.25%
  510 N. Pastoria Avenue
  Sunnyvale, CA 94086
Larry J. Wells...........................................      5,086,424(4)              20.09%
Randall Hawks, Jr. ......................................        102,500(5)                  *
Fred U. Sutter...........................................         86,700(6)                  *
Patrick H. Morton........................................         85,660(7)                  *
Ed Zschau................................................         27,500(8)                  *
Harrison N. Walther......................................        344,353(9)               1.36%
James P. Scullion........................................        207,081(10)                 *
Daniel F. Maase..........................................         81,077(11)                 *
Charles W. Richion.......................................         75,000(12)                 *
All directors and officers as a group....................      7,484,518(4)(13)          28.43%
  12 persons)

---------------
  *  Less than one percent.

 (1) Applicable percentage of ownership is based on 25,282,177 shares of common stock outstanding as of July 31, 1998. Shares of common stock subject to outstanding options or warrants currently exercisable or exercisable within 60 days after July 31, 1998 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

 (2) All of the Ascom USA Inc. beneficially owned shares are held in a voting trust for which Mr. Larry Wells, a member of the Board of Directors of the Company, is serving as the trustee. The trustee of the voting trust votes all the shares held in the voting trust.

 (3) Includes 308,541 shares issuable upon exercise of options.

 (4) Includes 5,048,924 shares held by Ascom USA Inc. in a voting trust for which Mr. Wells is currently serving as voting trustee. Also includes 37,500 shares issuable upon exercise of options held by Mr. Wells.

 (5) Includes 97,500 shares issuable upon exercise of options.

 (6) Includes 40,000 shares issuable upon exercise of a warrant and 37,500 shares issuable upon exercise of options.

 (7) Includes 37,500 shares issuable upon exercise of options.

 (8) Includes 27,500 shares issuable upon exercise of options.

 (9) Includes 76,458 shares issuable upon exercise of options.

(10) Includes 181,725 shares issuable upon exercise of options.

(11) Includes 81,077 shares issuable upon exercise of options.

(12) Includes 75,000 shares issuable upon exercise of options.

(13) Includes 5,048,924 shares held by Ascom USA Inc. in a voting trust for which Mr. Wells is currently serving as voting trustee and 1,045,301 shares issuable upon exercise of warrants and options.

                             EXECUTIVE COMPENSATION

     The table set forth below provides certain summary information concerning compensation paid to or accrued for the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who served as executive officers at June 30, 1998 for fiscal years ended June 30, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL
                                               COMPENSATION             OTHER           LONG TERM
                                          -----------------------    COMPENSATION      COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR    SALARY ($)    BONUS($)         ($)         OPTIONS(#)(1)(2)
  ---------------------------     ----    ----------    ---------    ------------    ----------------
Randall C. Fowler...............  1998     225,000        16,700           --             95,000
  Chairman, President and         1997     200,000         2,933        9,600             50,000(3)
  Chief Executive Officer         1996     168,000            --           --             45,000
Harrison N. Walther.............  1998     187,681       173,432       26,551             85,000
  President and Chief Executive   1997     171,167       120,049           --             45,000(3)
  Officer of ANADAC, Inc.         1996     146,910       110,448           --             20,000
James P. Scullion...............  1998     190,000        11,400        8,000             95,000
  Executive Vice President        1997     165,000         1,600        6,000             50,000(3)
  and Chief Financial Officer     1996     126,000            --           --             45,000
Daniel F. Maase.................  1998     130,000        18,000           --             50,000
  Vice President of Bio-Imaging   1997     126,000        15,000           --             25,000(3)
  Division                        1996     126,000         5,000           --             25,000
Charles W. Richion(4)...........  1998     245,192            --           --             75,000
  Vice President,
  Corporate Development

---------------
(1) All figures in this column reflect options to purchase the Company's common stock.

(2) The Company repriced underwater stock options on April 28, 1998, which constituted a cancellation of the underwater option and the grant of a new option. If a stock option was granted earlier in fiscal year 1998 and then cancelled and reissued in connection with the repricing on April 28, 1998, the stock option is only counted once in the table under 1998.

(3) These stock options were cancelled in connection with the April 28, 1998 repricing and the reissued options are also included in the table under 1998.

(4) On June 30, 1998, Mr. Richion's employment with the Company terminated and Mr. Richion became a consultant to the Company. Mr. Richion has been nominated for election to the Company's Board of Directors. See Proposal 1.

1998 OPTION GRANTS TABLE

     The following table sets forth stock options granted to the executive officers identified in the Summary Compensation Table during the fiscal year 1998 under the Company's Equity Incentive Plan. Since inception, the Company has not granted any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL
                                            INDIVIDUAL                              REALIZABLE VALUE AT
                                            GRANTS % OF                               ASSUMED ANNUAL
                                           TOTAL OPTIONS                              RATES OF STOCK
                                            GRANTED TO      EXERCISE                PRICE APPRECIATION
                                           EMPLOYEES IN      PRICE                    FOR OPTIONS(1)
                           OPTIONS          FISCAL YEAR       PER      EXPIRATION   -------------------
          NAME            GRANTED(2)          1998(3)       SHARE(4)      DATE         5%        10%
          ----            ----------      ---------------   --------   ----------   --------   --------
Randall C. Fowler.......    20,000(5)           1%          $ 9.8750    10/30/07    124,207    314,764
                            20,000(6)           1%          $ 7.6250    10/30/07     90,066    225,081
                            50,000(6)           4%          $ 7.6250     7/26/06    188,924    455,645
                            25,000              2%          $ 7.6250     4/28/08    119,883    303,807
Harrison N. Walther.....    15,000(5)           1%          $ 9.8750    10/30/07     93,155    236,073
                            20,000(6)           1%          $ 7.6250    10/30/06     78,515    190,756
                            25,000(6)           2%          $ 7.6250     7/26/06     94,462    227,823
                            15,000(6)           1%          $ 7.6250    10/30/07     67,549    168,811
                            25,000              2%          $ 7.6250     4/28/08    119,883    303,807
James P. Scullion.......    20,000(5)           1%          $ 9.8750    10/30/07    124,207    314,764
                            20,000(6)           1%          $ 7.6250    10/30/07     90,066    225,081
                            50,000(6)           4%          $ 7.6250     7/26/06    188,924    455,645
                            25,000              2%          $ 7.6250     4/28/08    119,883    303,807
Daniel F. Maase.........    10,000(5)           1%          $ 9.8750    10/30/07     62,103    157,382
                            10,000(6)           1%          $ 7.6250    10/30/07     45,033    112,541
                            25,000(6)           2%          $ 7.6250     7/26/06     94,462    227,823
                            15,000              1%          $ 7.6250     4/28/08     71,930    182,284
Charles W. Richion......    15,000(5)(7)        1%          $10.1250     7/24/07     95,513    242,050
                            10,000(5)(7)        1%          $10.3750     9/23/07     65,248    165,351
                            25,000(5)(7)        2%          $ 9.6875     1/29/08    152,310    385,985
                            25,000(6)(7)        2%          $ 7.6250     1/29/08    116,293    292,701
                            10,000(6)(7)        1%          $ 7.6250     9/23/07     44,434    110,726
                            25,000(6)(7)        2%          $ 7.6250      2/6/07    101,991    249,681
                            15,000(6)(7)        1%          $ 7.6250     7/24/07     65,182    161,656

---------------
(1) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the option term. These values are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimated future stock price appreciation.

(2) Unless otherwise noted, options vest ratably over twenty-four months from the date of grant with acceleration of vesting of options if the Company achieves certain financial goals set by the Compensation Committee. Options that were repriced on April 28, 1998 continued with the same vesting schedule as the original options.

(3) The percentage is based on the total number of options granted to employees in fiscal year 1998. If a stock option was granted earlier in fiscal year 1998 and then cancelled and reissued in connection with the repricing on April 28, 1998, the stock option is only counted once in determining the number of options granted to employees in fiscal year 1998.

(4) Exercise price is the fair market value on the date of grant.

(5) This option was cancelled as part of the repricing on April 28, 1998.

(6) This option was issued as part of the repricing on April 28, 1998.

(7) Options vest over a period of less than twelve months.

1998 OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth stock options exercised by the executive officers identified in the Summary Compensation Table during fiscal year 1998, and the number and value of all unexercised options at fiscal year end. The value of "in-the-money" options refers to options having an exercise price, which is less than the market price of the Company's common stock on June 30, 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                              VALUE OF
                                                                                             UNEXERCISED
                                                                             NUMBER OF      IN-THE-MONEY
                                                                            UNEXERCISED      OPTIONS AT
                                                                            OPTIONS AT       FISCAL YEAR
                                                                          FISCAL YEAR END      END(1)
                                             SHARES                       ---------------   -------------
                                           ACQUIRED ON       VALUE         EXERCISABLE/     EXERCISABLE/
                  NAME                     EXERCISE(#)   REALIZED($)(1)    UNEXERCISABLE    UNEXERCISABLE
                  ----                     -----------   --------------   ---------------   -------------
Randall C. Fowler........................        --              --        301,667/38,333     756,150/0
Harrison N. Walther......................    40,000         272,500         72,083/32,917           0/0
James P. Scullion........................    12,966          81,369        174,851/38,333     269,872/0
Daniel F. Maase..........................    43,366         311,510         76,076/32,292     154,676/0
Charles W. Richion.......................        --              --              75,000/0           0/0

---------------
(1) Value realized is determined by multiplying the exercised shares by the difference between the market close price on the date of exercise and the stated exercise price.

     The Company did not make any awards during the fiscal year ended June 30, 1998 to any of the executive officers named in the Summary Compensation Table under any long-term incentive plan providing compensation intended for performance to occur over a period longer than one fiscal year.

AGREEMENTS WITH EXECUTIVE OFFICER

     As of June 30, 1998, Mr. Walther, a director of the Company and President and Chief Executive Officer of ANADAC, was indebted to ANADAC in the amount of $134,232 for premium payments made on his behalf for a split dollar life insurance policy. Such indebtedness is represented by non-interest-bearing notes, and will be paid with the proceeds from the policy or, in the event the policy is canceled or terminated, with the policy's cash surrender value. ANADAC will continue to make such premium payments as a loan to Mr. Walther in an amount equal to approximately $11,900 per year. Mr. Walther is also indebted to ANADAC in the principal amount of $16,854 for a loan made to Mr. Walther in July 1989. This loan bears interest at the rate of 7.5% per annum. Interest is payable monthly and principal is payable upon demand.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filing.

     The Compensation Committee is responsible for establishing and administering the policies, which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Company's stock option plans.

     The Compensation Committee annually evaluates the Company's corporate performance, and its executive compensation and incentive programs compared with the industry and with a broader group of similar size companies. In determining the Chief Executive Officer's compensation for fiscal year 1998, the Compensation Committee considered the compensation paid by the Company's direct competitors, a group of similar size companies and the corporate performance for the Company for the fiscal year.

     The Company's compensation programs are designed to reward executives for long-term strategic management, to align the interests of the executive officers with the interests of the Company's shareholders and to attract and retain highly talented and productive executives, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard.

     The principal components of executive compensation are base salary, performance bonuses and stock options.

     Base salary is based on competitive factors and the historic salary structure for various levels of responsibility within the Company. The Compensation Committee annually evaluates the Company's corporate performance and conducts surveys of companies in the industry and of a broader group of similar size companies in order to determine whether the Company's executive base salaries are in a competitive range.

     Performance bonuses are linked directly to the profitability of the Company and specific performance objectives. These bonuses in particular emphasize the Compensation Committee's belief that, when the Company is successful, the executives should be highly compensated, but that, conversely, if the Company is not successful and is not profitable, no bonuses should be paid absent extraordinary circumstances. With respect to each officer, a cash bonus is based on a formula using Company profitability levels.

     The principal equity component of executive compensation is the stock option program. Stock options are generally granted when an executive joins the Company and on an annual basis thereafter. Options are occasionally granted for promotions or other special achievements. The initial option granted to the executive vests over a period of five years. The purpose of the annual option grant is to ensure that the executive always has options that vest in increments in the future. This provides a method of retention and motivation for the senior level executives of the Company and also aligns senior management's objectives with the shareholders.

     During fiscal 1998, the Chief Executive Officer and the other executive officers received salary increases equivalent to the amount required to align them with comparable executives in similar industries, as well as, incentive stock options. Mr. Walther received performance bonuses pursuant to an incentive bonus agreement. Mr. Fowler, Mr. Scullion and Mr. Maase received performance bonuses during fiscal 1998.

     During fiscal 1999, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

TEN-YEAR OPTION REPRICINGS

     The following table contains information about adjustments made by the Company in the last ten fiscal years to the exercise prices of outstanding options held by executive officers. All adjustments were done by cancellation of the original options and the grant of a new option with an exercise price equal to the fair market value of the common stock on the date of grant. The repricing did not change the expiration date, vesting or other terms of the repriced options. The options outstanding under the Company's 1994 Nonemployee Directors Stock Option Plan were not repriced.

                                                                                                         LENGTH OF
                                                NUMBER OF       MARKET                                   ORIGINAL
                                               SECURITIES      PRICE OF       EXERCISE       NEW        OPTION TERM
                                               UNDERLYING      STOCK AT        PRICE       EXERCISE      REMAINING
                                                 OPTIONS       TIME OF       AT TIME OF     PRICE         AT DATE
               NAME                   DATE     REPRICED($)   REPRICING($)   REPRICING($)     ($)       OF REPRICING
               ----                  -------   -----------   ------------   ------------   --------   ---------------
Randall C. Fowler..................  4/28/98     50,000         7.625         11.1250       7.625      8 yrs, 89 days
  Chairman, President and            4/28/98     20,000         7.625          9.8750       7.625     9 yrs, 185 days
  Chief Executive Officer
Harrison N. Walther................  4/28/98     20,000         7.625          7.8125       7.625     8 yrs, 185 days
  President and                      4/28/98     25,000         7.625         11.1250       7.625      8 yrs, 89 days
  Chief Executive Officer of         4/28/98     15,000         7.625          9.8750       7.625     9 yrs, 185 days
  ANADAC
James P. Scullion..................  4/28/98     50,000         7.625         11.1250       7.625      8 yrs, 89 days
  Executive Vice President           4/28/98     20,000         7.625          9.8750       7.625     9 yrs, 185 days
  and Chief Financial Officer
Daniel F. Maase....................  4/28/98     25,000         7.625         11.1250       7.625      8 yrs, 89 days
  Vice President of                  4/28/98     10,000         7.625          9.8750       7.625     9 yrs, 185 days
  Bio-Imaging Division
Charles W. Richion.................  4/28/98     15,000         7.625         10.1250       7.625      9 yrs, 87 days
  Vice President,                    4/28/98     25,000         7.625         10.1250       7.625     8 yrs, 284 days
  Corporate Development              4/28/98     10,000         7.625         10.3750       7.625     9 yrs, 148 days
                                     4/28/98     25,000         7.625          9.6875       7.625     9 yrs, 306 days
Gary L. Cauble.....................  4/28/98     25,000         7.625         10.2500       7.625     7 yrs, 125 days
  Vice President,                    4/28/98     15,000         7.625         11.1250       7.625      8 yrs, 89 days
  Manufacturing                      4/28/98     10,000         7.625          9.8750       7.625     9 yrs, 185 days
Alan Schallop......................  4/28/98     40,000         7.625          9.8750       7.625     9 yrs, 185 days
  Vice President,
  Worldwide Sales, Marketing and
  Customer Support

                                          COMPENSATION COMMITTEE

                                          Larry J. Wells
                                          Patrick H. Morton
                                          Randall Hawks, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Randall Hawks Jr., a member of the Compensation Committee of the Company's Board of Directors during fiscal year 1998, formerly was Executive Vice President of the Company from 1989 to November 1993 and was Vice President of Marketing from 1985 to 1989.

IDENTIX STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the common stock of the Company from July 1, 1993 to June 30, 1998 with cumulative total return on the Russell 2000 Index and a Peer Group (Printrak, Digital Biometrics, Inc. and National Registry Inc.) over the same period (assuming the investment of $100 in the Company's common stock and in the Index and the Peer Group on July 1, 1993, and reinvestment of all dividends).

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS
                       IDENTIX, PEER GROUP, RUSSELL 2000
                     (PERFORMANCE RESULTS THROUGH 6/30/98)

                                                           PEER GROUP         RUSSELL 2000
                                      IDENTIX INC.            INDEX               INDEX
1993                                     100.00              100.00              100.00
1994                                     183.87               70.29              104.40
1995                                     325.81               67.83              125.36
1996                                     754.84               47.37              155.46
1997                                     574.19               24.01              180.84
1998                                     329.03               13.50              210.65

                              CERTAIN TRANSACTIONS

     At July 31, 1998, Ascom USA Inc. ("Ascom") owned approximately 20% of the outstanding common stock of the Company. The Company granted Ascom registration rights with respect to the common stock acquired from the Company and preemptive rights to participate in any offering of certain securities of the Company. Ascom's preemptive rights allow it to purchase a sufficient number of shares of common stock to preserve its ownership interest in the Company at a purchase price per share equal to the lower of (a) the weighted average price of the shares sold in the dilutive event or (b) the average closing price of the common stock for the 20 trading days immediately preceding the dilutive event. The presence of Ascom's registration and preemptive rights may adversely affect the terms on which the Company could obtain additional financing. On September 2, 1994, the Company entered into a Voting Trust Agreement (the "Agreement") with Ascom whereby Ascom deposited all of its shares of the Company's common stock held by Ascom (at July 31, 1998, 5,048,924) (the "Voting Stock") into a voting trust. The trustee of the voting trust is on the Company's Board of Directors and has voting control of the Voting Stock. The Voting Trust Agreement expires in 2004. In consideration for Ascom entering into the Agreement, the Company granted Ascom certain additional registration rights with respect to the Voting Stock, modified certain contractual transfer restrictions with respect to the Voting Stock, and granted Ascom price protections regarding certain sales of Voting Stock.

     Patrick H. Morton is a member of the Company's Board of Directors and presently owns 38% of Integrated Manufacturing Solutions, Inc., ("IMS") a manufacturer of integrated circuit boards, that provides manufacturing services to the Company. IMS billed the Company approximately $2,437,000 and $374,000 in fiscal 1998 and 1997, respectively. Amounts outstanding to IMS at June 30, 1998 were approximately $311,000. The Company did not do business with IMS prior to fiscal 1997.

                    PROPOSAL 2. REINCORPORATION IN DELAWARE

INTRODUCTION

     At the Annual Meeting, shareholders will be asked to approve a proposal to change the state of incorporation of the Company from California to Delaware. In the last two years, a number of major public corporations, including Hewlett-Packard Company and 3Com Corporation, have obtained approval of their shareholders to reincorporate from California to Delaware. The Board of Directors believes that likewise it is in the best interests of the Company and its shareholders to obtain the advantages offered by Delaware law.

     The proposal regarding reincorporation and certain differences between applicable California and Delaware laws are summarized below. The summary is not complete. It is qualified in its entirety by reference to: (a) the Agreement of Merger (the "Agreement") between the Company (sometimes referred to as the "California Company") and a newly-formed Delaware corporation named "Identix Incorporated" that is a wholly-owned subsidiary of the Company and that would become the new public company after the reincorporation (the "Delaware Company"); (b) the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate"); (c) the Bylaws of the Delaware Company (the "Delaware Bylaws"); (d) the Articles of Incorporation of the California Company (the "California Articles"); (e) the Bylaws of the California Company (the "California Bylaws"); (f) the Delaware General Corporation Law and related case law (the "Delaware Law") and (g) the California General Corporation Law and related case law (the "California Law"). The Agreement, the Delaware Certificate and the Delaware Bylaws are attached to this proxy statement as Appendices A, B and C, respectively. The California Articles and the California Bylaws are available for inspection at the principal office of the Company and will also be sent to shareholders on request at a nominal charge to cover costs. Requests should be directed to Identix Incorporated, 510 N. Pastoria Avenue, Sunnyvale, California 94086, telephone (408) 731-2000.

     If approved, the reincorporation will be accomplished by merging the California Company into the Delaware Company (the "Merger"). After the Merger, the Delaware Company will continue to operate the business of the Company under the name Identix Incorporated. The reincorporation will not result in any change in the business, management or personnel, fiscal year, financial condition or location of the headquarters or other facilities of the Company. The directors elected at the Annual Meeting will become the directors of the Delaware Company. The Delaware Company will continue all stock option plans of the California Company including the plans described in Proposals 3 and 5. Each option to purchase shares of the California Company's common stock under those plans will become an option to purchase the same number of shares of the Delaware Company's common stock at the same price and on the same terms and conditions as is presently the case. The Delaware Company will also continue all other employee benefit arrangements of the California Company without change. The Delaware Company will assume the employee stock purchase plans described in Proposal 4 if those plans are approved by the Company's shareholders.

     When the Merger becomes effective, each outstanding share of the California Company's common stock, no par value, will become one share of the Delaware Company's common stock, $.01 par value per share. Each stock certificate representing outstanding shares of the California Company's common stock will then represent a like number of shares of the Delaware Company's common stock. SHAREHOLDERS NEED NOT EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE DELAWARE COMPANY. However, shareholders may exchange their certificates if they wish. The common stock of the Company is listed for trading on the American Stock Exchange, and after the Merger the Delaware Company's common stock will continue to be traded on the American Stock Exchange under the same symbol ("IDX").

     Under the California Law, shareholders have the right to exercise so-called "dissenters' rights" in connection with certain mergers and to receive in cash the appraised fair value of their shares. However, the California Law does not grant dissenters' rights in connection with mergers such as the Merger.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     Well-Established Principles of Corporate Governance. As the Company plans for the future, the Board of Directors and management believe it essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The Delaware Law includes numerous judicial precedents that address required and permitted conduct of corporations and their boards of directors. The California Law includes far fewer such precedents. The Company believes that shareholders will benefit from the well-established principles of the Delaware Law.

     Predictability, Flexibility and Responsiveness to Corporate Needs. Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. In addition, Delaware offers a system of specialized chancery courts to deal quickly and efficiently with corporate law questions. These courts have developed considerable expertise in dealing with corporate issues as well as a substantial and influential body of case law construing Delaware's corporate law. In addition, the Delaware Secretary of State is particularly flexible, expert and responsible in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and Delaware Law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware Law will provide greater efficiency, predictability and flexibility in the Company's legal affairs than is presently available under California Law.

     Increased Ability to Attract and Retain Qualified Directors. The Company seeks to continue to attract and retain the most capable individuals available to serve as its directors and officers. The Delaware Law permits corporations to limit the liability of directors and provide indemnification to its directors and officers to a somewhat greater degree than has traditionally been the case under California law. The Board of Directors thus believes that reincorporation can be a factor in attracting quality individuals to the Board and management, encouraging existing directors and officers to continue to serve in these capacities and freeing those persons to make corporate decisions on the merits rather than out of a desire to avoid personal liability. Although to date the Company has not experienced difficulty in attracting and retaining qualified directors and officers, personal liability is increasingly expressed as a concern. One reason is that, in November 1996, California's voters were asked to approve a law that could have expanded the liability and further limited the indemnification rights of directors and officers in connection with certain lawsuits based on securities laws (Proposition 211). Although voters rejected that proposal, it is possible that, in the future, California will enact laws that adversely affect the ability of corporations incorporated in that state to attract and retain quality directors and officers.

CERTAIN POSSIBLE DISADVANTAGES

     Despite the belief of the Board of Directors that the proposed reincorporation is in the best interests of the California Company and its shareholders, it should be noted that some commentators criticize the Delaware Law because it does not afford shareholders the same rights and protections as are available in, for example, California. The next section of this proxy statement discusses certain of those differences. In addition, the Delaware Certificate and the Delaware Bylaws contain certain provisions that the California Company could have adopted but has not adopted, which affect the relative rights and powers of shareholders and management, and shareholders' participation in corporate decision-making. These provisions are discussed in the next section of this proxy statement.

CERTAIN DIFFERENCES BETWEEN THE CHARTER DOCUMENTS AND APPLICABLE LAWS

     There are certain ways in which, by causing the Company to be governed by the Delaware Law, the Delaware Certificate and the Delaware Bylaws, reincorporation will alter the rights and powers of shareholders and management, and reduce shareholder participation in certain corporate decisions. In addition, the Delaware Company could implement additional changes in the future that further alter the rights and powers of stockholders and management. Some of those changes could be effected by amendments to the Delaware Certificate after stockholder approval. Others could be effected by amendments to the Delaware Bylaws without stockholder approval. To reflect the language difference found in the respective statutes of the two states, the following discussion uses the word "shareholder" with respect to California and "stockholder" with respect to Delaware.

     The following is a discussion of the principal changes that will be effected by reincorporating from California to Delaware.

     Shareholder Action by Written Consent. The Delaware Certificate provides that stockholders may act only at an annual or special meeting of stockholders and not by written consent. The California Law permits California corporations to include a similar provision in its articles of incorporation. However, the California Articles do not contain such a provision, and the California Bylaws specifically provide for shareholders to act by written consent. The elimination of the right of shareholders to act by written consent could make more difficult or discourage attempts to acquire control of the Company or wage a proxy contest.

     Special Shareholder Meetings. The Delaware Bylaws provide that special meetings of stockholders can be called only by the Board of Directors, the Chair of the Board or the President of the Delaware Company. The Delaware Bylaws also limit the business permitted to be conducted at special meetings of stockholders to matters which the Board of Directors brings before those meetings. Under the California Law and as set forth in the California Bylaws, a special meeting of shareholders may be called by a corporation's board of directors, the Chairman of the Board, its President or holders of stock entitled to cast not less than ten percent of the votes at a meeting (five percent under certain circumstances).

     Cumulative Voting. Cumulative voting enables less than half the shares that vote for directors to elect one or more (but not a majority of) directors. Under non-cumulative voting, a majority of the shares that vote elects all the directors. Both the Delaware Law and the California Law permit corporations like the Company to eliminate (or not to grant) rights to elect directors by cumulative voting. The California Bylaws provide for cumulative voting. Because the Delaware Certificate does not grant stockholders the right to elect directors by cumulative voting, stockholders will not have that right if the Company reincorporates in Delaware.

     Advance Notice Requirement for Shareholder Proposals and Director Nominations. There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Without a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date of the proxy statement released in connection with the previous year's annual meeting.

     The Delaware Bylaws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Secretary of the Company. The California Bylaws do not include such an advance notice requirement. To be timely, under the Delaware Bylaws notice must be delivered not less than 120 days prior to the anniversary of the mailing date for the previous year's annual meeting. If no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year's proxy statement, the Delaware Bylaws provide that notice must be given not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

     Business Combinations. The Delaware Law subjects to special stockholder approval requirements certain transactions involving a corporation and significant stockholders. The California Law also has provisions that address certain transactions with significant shareholders and with certain other parties as well.

     Under Section 203 of the Delaware Law ("Section 203"), certain "business combinations" with an "interested stockholder" are subject to a three-year moratorium unless specified conditions are met. The three-year period begins when the interested stockholder attains that status. With exceptions, an interested stockholder is a person or group that "owns" at least 15 percent of the corporation's outstanding voting stock or is affiliated with the corporation and owned at least 15 percent of such stock at any time within three years. A person is deemed to own shares, for this purpose, if that person beneficially owns the shares, has a right to acquire them, has a right to vote them (subject to exceptions) or is party to an agreement regarding their acquisition, holding, voting or disposition with the person that beneficially owns them. "Business combinations" include, among other transactions: (a) mergers with or caused by the interested stockholder; (b) certain sales or other dispositions of assets to the interested stockholder if the market value of the assets equals at least ten percent of the total market value of the corporation's consolidated assets or outstanding stock; (c) certain issuances of stock by the corporation to the interested stockholder; and (d) certain loans, advances, guarantees, pledges and other benefits extended to, or conferred upon, the interested stockholder.

     The three-year moratorium does not apply if: (a) before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that caused the person to become an interested stockholder; (b) the interested stockholder owns 85 percent of the corporation's voting stock after completion of the transaction that caused the stockholder to become an interested stockholder (certain shares are excluded from this 85 percent calculation) or (c) at the time the person became an interested stockholder or after that time, the board approved the business combination and the combination is also approved by holders of 66 2/3 percent of the voting stock not owned by the interested stockholder. Although a Delaware corporation may elect not to be governed by Section 203, the Delaware Company does not intend to make that election. Accordingly, Section 203 will apply to the Delaware Company.

     The Company believes that Section 203 may have the effect of encouraging potential acquirers to negotiate with the Delaware Company's Board of Directors instead of launching a hostile acquisition attempt. Section 203 also has the effect of limiting the ability of potential acquirers to make a two-tiered bid for a Delaware corporation in which all stockholders would not be treated equally. Section 203 may deter potential unfriendly offers or other efforts to obtain control of the Delaware Company that are not approved by its Board of Directors. It could, therefore, deprive stockholders of opportunities to realize a premium on their stock.

     The California Law requires that holders of common stock receive common stock in a merger of a California corporation with the holder of more than 50 percent but less than 90 percent of such common stock, unless all the shareholders approve the merger or the California Department of Corporations approves the merger after a hearing as to fairness. This provision may have the effect of making a cash-out merger by a majority shareholder more difficult to accomplish and deterring a tender offer that would precede such a merger.

     The California Law also provides that, with exceptions, when a tender offer or a proposal for a reorganization or sale of assets is made by an "interested party" (in general, a controlling or managing party of the target corporation), a fairness opinion regarding the consideration to be paid to shareholders must be delivered to the shareholders. Furthermore, if a tender for shares or vote is sought pursuant to an interested party's proposal and another party makes a later proposal at least ten days before the date of acceptance of the interested party's tender or proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, proxy or tendered shares. The Delaware Law has no comparable provision.

     Liability of Directors. The California Articles provide for the elimination of personal monetary liability of directors to the fullest extent permitted by the California Law. The Delaware Certificate provides for the elimination of personal monetary liability of directors to the fullest extent permitted by the Delaware Law.

     The Delaware Law may permit somewhat broader elimination of such liability than the California Law permits. The Delaware Law permits the elimination of personal monetary liability of a director to the corporation or its stockholders for breaches of the director's fiduciary duty, other than for: (a) breaches of the director's duty of loyalty; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) unlawful dividends or stock repurchases and (d) transactions from which the director derived an improper personal benefit. The California Law permits the elimination of personal monetary liability of a director in actions brought by or in right of the corporation for breaches of the director's duties to the corporation and its shareholders, other than for (among other things): (a) acts or omissions that involve intentional misconduct or a knowing or culpable violation of law;
(b) acts or omissions the director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith; (c) transactions from which the director derived an improper personal benefit; (d) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing the director's duties, of a risk of serious injury to the corporation or its shareholders; and (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duties to the corporation or its shareholders.

     Indemnification. California and Delaware both permit corporations to indemnify their officers, directors, employees and other agents under certain circumstances. While the indemnification provisions of the California Law and the Delaware Law are similar, they differ in certain respects.

     The California Law permits indemnification for expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with third party actions (i.e., actions not brought by the corporation or derivatively on behalf of the corporation) if the person to be indemnified acted in good faith and in a manner that person reasonably believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action. The Delaware Law permits such indemnification if the person to be indemnified is determined to have acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation. The Delaware Law therefore appears to permit indemnification even though the indemnified person is unable to demonstrate that his or her conduct was reasonably believed to be in the best interests of the corporation.

     Both the California Law and the Delaware Law also permit indemnification for expenses (but not judgments, fines, settlements or other amounts) actually and reasonably incurred in actions brought directly by the corporation or derivatively on the corporation's behalf. However, no such indemnification is permitted if the person is adjudged liable to the corporation in the performance of that person's duties to the corporation and its shareholders, unless and to the extent a court determines that indemnification is appropriate.

     The California Law further provides that the corporation cannot indemnify amounts paid in settling or otherwise disposing of such an action without court approval or for expenses incurred in defending such an action which is settled or otherwise disposed of without court approval. The Delaware Law allows indemnification of such amounts paid and expenses incurred in connection with direct or derivative actions that are settled or otherwise disposed of without court approval.

     The California Law requires indemnification against expenses actually and reasonably incurred in direct, derivative and third party actions when the individual has successfully defended the action on the merits. The Delaware Law requires such indemnification in connection with a successful defense on the merits or otherwise. Accordingly, the Delaware Law requires indemnification where the individual prevails for "technical" reasons such as the bar of an applicable statute of limitations.

     The California Law permits corporations to include in their articles of incorporation a provision that extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. Similarly, the Delaware Law states that the indemnification provided by statute is not exclusive of any other indemnification rights under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. This feature of the Delaware Law is potentially broader than the California provision, because the California provision states that any such "excess" indemnification cannot extend to conduct from which directors may not be exonerated by a provision in the articles of incorporation. The Delaware provision does not contain a similar requirement. Both the California Articles and the California Bylaws, as well as the Delaware Certificate, provide for "excess" indemnification.

     There has never been, nor is there any pending or, to the Company's knowledge, threatened litigation or other proceeding involving any of its directors in which the rights of the Company or its shareholders would have been or would be affected if the Company were already a Delaware corporation as set forth in this reincorporation proposal. In considering the reincorporation proposal, the Board recognized that the individual directors have a personal interest in obtaining the benefits of the Delaware Law and that the expense to the Company might be greater after reincorporation to the extent any director or officer is indemnified in circumstances where indemnification would not be available under the California Law. The Board believes, however, that the overall effect of reincorporation is to provide a legal environment that enhances the Company's ability to continue to attract and retain high quality directors and officers.

     Single Class of Directors. The California Company has a single class of directors and the Delaware Company will have a single class of directors. That means that shareholders vote to elect all the directors each year. By contrast, under a "classified" or "staggered" board, directors are divided into classes and shareholders vote for the members of only one class at each annual shareholder meeting. One possible effect of a classified board is that dissident shareholders cannot as easily or quickly acquire control of the board. Classified boards are permitted under both the California Law and the Delaware Law; however under the California Law if a board is divided into two classes the authorized number of directors must be at least six, and if the board is divided into three classes the authorized number of directors must be at least nine. The Delaware Law has no similar requirement.

     Removal of Directors. Under the California Law, any director or the entire board may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, for corporations like the California Company that permit cumulative voting, no director may be removed (unless the entire board is removed) if the number of votes cast against removal would be sufficient to elect the director under cumulative voting.

     Under the Delaware Law, a director of a corporation that does not have a classified board may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors, subject to limitations for corporations that permit cumulative voting. A director of a corporation that has a classified board can be removed only for cause, unless its certificate of incorporation provides otherwise. As mentioned, the Delaware Company will not have a classified board. The Delaware Bylaws provide that directors may be removed, with or without cause, at an annual meeting or a special meeting of stockholders called for that purpose. Therefore, after reincorporation, stockholders of the Delaware Company will still be entitled to remove directors without cause. However, minority stockholders who in some cases could have blocked removal will no longer have that ability, because the Delaware Company will not have cumulative voting.

     Filling Board Vacancies. Under the California Law, shareholders may fill any vacancy on the board not otherwise filled by the board. Unless the articles or bylaws provide otherwise, the board may fill any vacancy other than one caused by removal of a director. A vacancy created by removal may be filled only by the shareholders, unless the corporation's articles of incorporation or bylaws also authorize the board to fill such vacancies. The California Bylaws do not permit the Board to fill such vacancies. Under the Delaware Law, vacancies and newly-created directorships may be filled by a majority of the directors then in office or by the stockholders, unless otherwise provided in the certificate of incorporation or bylaws. Neither the Delaware Certificate nor the Delaware Bylaws restrict the ability of the Delaware Company's stockholders to fill board vacancies.

     Size of the Board. The California Articles establish a range of five through nine authorized directors for the California Company and specify that the exact number of directors will be fixed from time to time by a bylaw adopted by the Board or the shareholders. The Board has fixed the number of directors for the California Company at seven. The Delaware Bylaws also establish a range of five through nine authorized directors, with the exact number to be determined by board resolution. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board of Directors. The initial fixed number of authorized directors for the Delaware Company will also be seven.

     Amendment of Certificate or Articles of Incorporation. Under both the Delaware Law and the California Law, a corporation's certificate or articles of incorporation may be amended only if the amendment is approved by the board and by holders of a majority of its outstanding voting shares.

     Amendment of Bylaws. The bylaws of a California corporation may be amended by shareholders holding a majority of the outstanding voting shares or by the board. However, if the number or range of directors is specified in the bylaws, that provision can only be changed with shareholder approval. Shareholders of a California corporation can adopt a bylaw limiting the power of the board to amend the bylaws. Under the Delaware Law, the bylaws may be amended only by the stockholders, unless the corporation's certificate of incorporation also confers that power on the board. The Delaware Certificate authorizes the Delaware Company's Board of Directors to amend the Delaware Bylaws. Accordingly, the Board of the Delaware Company will have the ability to change the range of the number of directors without stockholder approval. The Board of the California Company does not have that ability.

     Rights of Dissenting Shareholders. Under both the California Law and the Delaware Law, a shareholder of a corporation that participates in certain major transactions may receive cash equal to the fair value (Delaware) or fair market value (California) of the shareholder's stock in lieu of the consideration the shareholder would have received in the transaction, if the shareholder follows certain procedures. The California Law and the Delaware Law differ with respect to the circumstances under which such dissenters' rights are available. The Delaware Law does not require dissenters' rights with respect to: (a) a sale of assets; (b) a merger if the shares of the corporation are, for example, traded on the American Stock Exchange as the Company's are or (c) a merger in which the corporation survives and no vote of its stockholders is required to approve the merger. The California Law affords dissenters' rights in certain sale-of-assets transactions. In addition, the California exceptions for dissenters' rights in mergers are somewhat different than Delaware's. Dissenters' rights are available for certain (not all) mergers involving California corporations whose shares are traded on the American Stock Exchange.

     Dividends and Stock Repurchases. Both the California Law and the Delaware Law impose limitations on a corporation's ability to pay dividends or make other distributions to shareholders or redeem their stock. These laws are intended to protect creditors. Under the California Law, such distributions generally are limited either to retained earnings or to an amount that would leave the corporation with tangible assets equal in value to at least 125 percent of its liabilities and with current assets at least equal in value to its current liabilities (or 125 percent of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than its average interest expense for those years). In general, the Delaware

Law permits distributions and stock repurchases out of surplus or, in the case of a dividend, if there is no surplus, out of net profits for the current and preceding fiscal years.

     Certain Loans. The California Law requires that any loan or guaranty by the corporation to or for a director or officer must be approved by shareholders, unless extended or granted under a plan approved by shareholders. Shareholders may also approve a bylaw authorizing the corporation's board of directors to approve loans or guaranties to or for officers (including officers who are also directors), if the board determines that the loan or guaranty may reasonably be expected to benefit the corporation. The California Bylaws contain such a provision. Under the Delaware Law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees (including any officer or other employee who is also a director) when, in the board's judgment, such action may reasonably be expected to benefit the corporation.

     Inspection of Shareholder List. Both the California Law and the Delaware Law allow any shareholder to inspect the shareholder list for a purpose reasonably related to the shareholder's interest as a shareholder. In addition, the California Law grants an absolute right to inspect and copy the shareholder list to holders of at least five percent of a corporation's voting shares and holders of at least one percent of such shares who filed a "Schedule 14B" with the Securities and Exchange Commission relating to the election of directors. The Delaware Law does not provide an absolute right of inspection. Lack of access to shareholder records, even though unrelated to a shareholder's interest as a shareholder, could result in impairment of the shareholder's ability to coordinate support for or opposition to proposals.

     Shareholder Votes on Certain Transactions and Events. Both California and Delaware law generally require that holders of at least a majority of the outstanding voting shares of corporations that are merging approve the merger. As set forth above, the Delaware Law contains a supermajority stockholder voting requirement (66 2/3 percent of the voting stock not owned by the "interested stockholder") for certain "business combinations" including mergers involving "interested stockholders".

     The Delaware Law does not require a vote by stockholders of a surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the corporation's existing certificate of incorporation; (b) each share of the surviving corporation outstanding before the merger is unchanged in the merger; and (c) the number of shares issued by the surviving corporation in the merger does not exceed 20 percent of the shares outstanding immediately before the merger. The California Law contains a similar exception from the shareholder approval requirement for reorganizations where the shareholders immediately before the reorganization will own equity securities immediately after the reorganization constituting more than five-sixths of the voting power of the surviving or acquiring corporation. Both the California Law and the Delaware Law also require that a sale of all or substantially all of the corporation's assets be approved by a majority of the corporation's voting shares, and the supermajority stockholder voting requirement of Section 203 of the Delaware Law applies to certain sales of assets by the Delaware Company to an "interested stockholder".

     With certain exceptions, the California Law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of outstanding shares. The Delaware Law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

     Interested Director Transactions. Under the California Law, contracts and other transactions in which one or more of a corporation's directors have a material financial interest are not void or voidable because of that interest if certain conditions are met. Under the Delaware Law, contracts and other transactions in which one or more of a corporation's directors or officers have a financial interest are not void or voidable because of that interest if certain conditions are met. With exceptions, those conditions are similar under California and Delaware law. Under both laws: (a) either the shareholders or the board must approve any such contract or transaction after disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, the California Law places the burden of proof on the interested director. Under the California Law, if shareholder approval is sought, the interested director is not entitled to vote the director's shares with respect to the contract or transaction. Also under the California Law, if board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors without counting the vote of the interested directors. However, interested directors may be counted for purposes of establishing a quorum. Under the Delaware Law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors even if less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company.

     Voting by Ballot. The California Law provides that the election of directors may proceed in the manner set forth in a corporation's bylaws. The California Bylaws provide for the election of directors by voice vote or by ballot, unless before the voting begins for the election of directors a shareholder demands voting by ballot, in which case such vote shall be by ballot. Under the Delaware Law, the right to vote by ballot may be restricted if so provided in the certificate of incorporation. The Delaware Certificate provides that election of directors need not be by written ballot unless the bylaws so provide. The Delaware Bylaws do not require election of directors to be by ballot. Stockholders of the Delaware Company will therefore not be entitled to demand election by written ballot. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

     Shareholder Derivative Suits. The California Law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction to which the action relates if certain tests are met. In general, under the Delaware Law a shareholder may only bring a derivative action if the shareholder was such at the time of the transaction. The California Law also provides that the corporation or defendant in a derivative suit may seek a court order requiring that the plaintiff shareholder furnish a bond for security. The Delaware Law does not have such a feature.

     Dissolution. Under the California Law, holders of shares having 50 percent or more of the corporation's total voting power may authorize a corporation's dissolution without board approval. That right may not be modified by the articles of incorporation. Under the Delaware Law, unless the board approves the dissolution, the dissolution must be approved by holders of shares having 100 percent of the corporation's voting power.

     Application of California Law After Reincorporation. Under Section 2115 of the California Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights and inspection of corporate records.

     Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange such as the American Stock Exchange. After the proposed reincorporation, the common stock of the Delaware Company will be traded on the American Stock Exchange and, accordingly, the Delaware Company will be exempt from Section 2115.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The Company has received an opinion of counsel that, for federal income tax purposes, no gain or loss will be recognized by shareholders as a result of the reincorporation. In addition, counsel has opined that each holder of the California Company's shares should have the same basis in the stock of the Delaware Company received in the reincorporation as that holder had in that holder's shares of the California Company just before the reincorporation. Moreover, such person's holding period with respect to that stock of the Delaware Company should include the period during which the holder held the corresponding shares of the California Company, assuming the latter were held as capital assets at the time of the reincorporation. Shareholders should consult their own tax advisors as to any effect of the reincorporation on them under state, local or foreign income tax laws.

     The Company has also received an opinion of counsel that the Company will not recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and that the Delaware Company will succeed, without adjustment, to the federal income tax attributes of the California Company.

PROPOSAL

     APPROVAL OF THE PROPOSED REINCORPORATION BY SHAREHOLDERS WILL CONSTITUTE APPROVAL OF THE AGREEMENT, THE MERGER, THE DELAWARE CERTIFICATE, THE DELAWARE BYLAWS AND THE ASSUMPTION BY THE DELAWARE COMPANY OF THE CALIFORNIA COMPANY'S EMPLOYEE BENEFIT PLANS AND STOCK OPTION AND PURCHASE PLANS.

     In accordance with California Law, the affirmative vote of a majority of the outstanding shares of common stock is required for approval of the reincorporation proposal. The Company expects to complete the Merger promptly if and after shareholders grant that approval.

BOARD RECOMMENDATION

     The Board recommends a vote "FOR" approval of the reincorporation proposal.

 PROPOSAL 3. APPROVAL OF AMENDMENT TO THE IDENTIX INCORPORATED EQUITY INCENTIVE
                                      PLAN

DESCRIPTION OF THE PROPOSAL

     The Board has approved, subject to shareholder approval, an amendment to the Identix Incorporated Equity Incentive Plan (the "Incentive Plan") to increase the number of shares available for issuance under the Incentive Plan by 1,250,000 shares to a total of 3,000,000 shares. Currently, the Incentive Plan provides that a total of 1,750,000 shares of common stock may be issued thereunder. As of July 31, 1998, there were 49,800 shares that were currently unreserved and available for option grants under the Incentive Plan. The Company believes the proposed increase in the number of shares available for grant is necessary in order to ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new employees of and consultants to the Company.

     The following table shows the number of shares covered by options awarded to the executive officers and the identified groups under the Incentive Plan in fiscal 1998. All options were granted at fair market value as of the date of grant.

                                                                 NUMBER
                    NUMBER AND POSITION                       OF SHARES (1)
                    -------------------                       -------------
Randall C. Fowler...........................................      95,000
  Chairman, President and Chief Executive Officer
Harrison N. Walther.........................................      85,000
  President and Chief Executive Officer of ANADAC, Inc.
James P. Scullion...........................................      95,000
  Executive Vice President and Chief Financial Officer
Daniel F. Maase.............................................      50,000
  Vice President of Bio-Imaging Division
Charles W. Richion..........................................      75,000
  Vice President, Corporate Development
All executive officers as a group...........................     495,000
All directors who are not executive officers as a group.....         -0-
All employees and consultants (other than executive
  officers) as a group......................................     777,333

---------------
(1) The Company repriced underwater stock options on April 28, 1998, which constituted a cancellation of the underwater option and the grant of a new option. If a stock option was granted earlier in fiscal year 1998 and then cancelled and reissued in connection with the repricing on April 28, 1998, the stock option is only counted once in this table.

DESCRIPTION OF THE INCENTIVE PLAN

     The Incentive Plan is intended to strengthen the Company by providing selected eligible key employees of, and consultants to, the Company an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them. Administration of the Incentive Plan may either be by the Board or a Committee of the Board (in either case, the "Committee"). The Committee may select key employees, including executive officers, or consultants to receive awards under the Incentive Plan and has broad discretion to determine the amount and type of awards and terms and conditions of the awards. However, the Committee may not grant, in any one fiscal year, awards covering more than 200,000 shares of common stock to any executive officer whose compensation is required to be disclosed under Item 402 of Regulation S-K. Individual grants will generally be based on a person's present and potential contribution to the Company. As of June 30, 1998, the Company had approximately 398 employees and consultants eligible to participate in the Incentive Plan. Since the grant of awards is based upon a determination made by the Committee after a consideration of various factors, the Company currently cannot determine the nature and amount of any awards that will be granted in the future to any eligible individual or group of individuals.

     Awards may be granted in the form of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), NQOs (each ISO or NQO, an "Option," and collectively, "Options"), restricted stock ("Restricted Stock"), stock purchase rights ("Stock Purchase Rights") or performance shares ("Performance Shares"). Any award may be granted either alone or in addition to other awards granted under the Incentive Plan. The Committee may condition the grant of the award upon the attainment of specified Company, group or division performance goals or other criteria, which need not be the same for all participants. No award may be granted under the Incentive Plan on or after July 5, 2005, but outstanding awards may extend beyond that date.

     Options. Options granted under the Incentive Plan may be ISOs or NQOs. The exercise price of ISOs may not be less than the fair market value of the shares subject to the Option on the date of grant. The exercise price of NQOs must be at least 85 percent of the fair market value of the shares subject to the Option on the date of grant. The term of any ISO granted under the plan may not exceed ten years and the term of any NQO may not exceed fifteen years. Certain other limitations are also applicable to ISOs in order to take advantage of the favorable tax treatment that may be available for ISOs.

     Restricted Stock. Restricted Stock awards consist of non-transferable shares of common stock of the Company. The Committee may provide for the lapse of the transfer restrictions over a period of not more than ten years or may accelerate or waive such restrictions, in whole or in part, based on service, performance or other criteria determined by the Committee.

     Stock Purchase Rights. Stock Purchase Rights consist of a grant to purchase common stock at a purchase price of not less than 85 percent of the fair market value of the common stock on the grant date. Stock Purchase Rights are generally exercisable for a period of up to 30 days after the grant date.

     Performance Shares. Performance Shares are shares of common stock issuable upon the attainment of performance criteria. At the time of a grant, the Committee will determine the number of shares of common stock to be awarded at the end of the performance period if and to the extent that the specified performance targets are met. The consideration payable by a participant with respect to a Performance Share award will be determined by the Committee but may not exceed 50 percent of the fair market value of the common stock on the date of grant. The Committee will determine the performance period, the performance objectives to be used in granting the awards and the extent to which awards have been earned. Performance periods may overlap, and participants may be awarded Performance Shares having different performance criteria. Performance Share awards may be payable in cash or stock, at the discretion of the Committee, and may bear interest or earn dividends.

     The consideration payable for, upon exercise of, or for tax payable in connection with, an award may be paid in cash, by promissory note of the participant or by delivery of other property, including securities of the Company, as authorized by the Committee. The Company generally will not receive any consideration upon the grant of any awards, although the Incentive Plan provides that consideration may be payable with respect to the grant of Performance Shares. Awards generally may be exercised at any time within three months after a participant's employment by, or consulting relationship with, the Company terminates (but, only to the extent exercisable or payable at the time of termination). If termination is due to the participant's death, retirement or disability, the award may be exercised for two years thereafter. Shares issued under an award may be subject to a right of repurchase by the Company. No award shall be assignable or otherwise transferable by a participant other than by will or by the laws of descent and distribution.

     The Committee may adjust the performance goals and measurements applicable to awards. The Committee also may waive in whole or in part any or all restrictions, conditions, vesting or forfeiture with respect to any award granted under the Incentive Plan.

     The Board may amend, alter or discontinue the Incentive Plan or any award at any time, except that the consent of a participant is required if the participant's rights under an outstanding award would be impaired. In addition, to the extent required for the Incentive Plan to satisfy the conditions of Rule 16b-3 under the Exchange Act or, with respect to provisions solely as they relate to ISOs, to the extent required for the Incentive Plan to comply with
Section 422 of the Code, the shareholders of the Company must approve any amendment, alteration or discontinuance of the Incentive Plan that would (i) increase the total number of shares reserved under the Incentive Plan, (ii) change the minimum price terms for Option exercise, (iii) change the class of employees and consultants eligible to participate in the Incentive Plan, (iv) extend the maximum option exercise period, or (v) materially increase the benefits accruing to participants under the Incentive Plan.

     The Incentive Plan constitutes an unfunded plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations under the Incentive Plan to deliver stock or make payments.

     In the event of a "change in control" of the Company, as defined in the Incentive Plan, the Board may, subject to certain limitations, accelerate the vesting provisions of awards or may cash out the awards. A

"change in control" is defined to include the acquisition of 20 percent or more of the voting power of the Company's outstanding stock, a proxy solicitation for one or more directors without support of the then current Board, a dissolution or liquidation of the Company and certain asset sales, mergers or reorganizations or other changes in ownership of the Company's assets or stock. The Board has passed a resolution accelerating the vesting of stock options for certain changes of control.

FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

     INCENTIVE STOCK OPTIONS

     Awards; Exercise. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). The recipient of an Option (the "Optionee") does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the Option exercise price (the "Option Spread") is includable in the Optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The Option Spread is generally measured on the date of exercise and is includable in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, certain limitations on resale of shares imposed under Section 16(b) of the Exchange Act).

     Sale of Option Shares. If an Optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company should be taxable as long term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an Optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss but will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

     Exercise With Stock. If an Optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

     Withholding Taxes. The present position of the Internal Revenue Service ("IRS") appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares, including a Disqualifying Disposition. The IRS is studying this position and may change it at any time, possibly with retroactive effect.

     NONQUALIFIED STOCK OPTIONS

     Award; Exercise. An Optionee is not taxable upon the award of a NQO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the Optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election") with respect to the shares, the Optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Optionee's tax basis in the shares will be the share's fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date.

     The amount of ordinary income taxable to an Optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

     Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a NQO, an Optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss but will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

     Exercise with Stock. If an Optionee tenders common stock (other than statutory option stock -- see above) to pay all or part of the exercise price of a NQO, the Optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the Optionee had in the surrendered shares. The additional shares are treated as newly acquired with a zero basis.

     If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

     RESTRICTED STOCK

     Upon receipt of Restricted Stock, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the "spread"). However, if the common stock is subject to a "substantial risk of forfeiture" (described under "Incentive Stock Options," above) and the recipient does not make a Section 83(b) Election, the recipient will have taxable income upon lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. Supplemental wages are subject to federal income tax withholding at a rate of 28 percent. The consequences upon sale or disposition of Restricted Stock generally are the same as for common stock acquired under a NQO (see above).

     PERFORMANCE SHARES

     Depending on the exact terms of an award of Performance Shares, the Award could be treated for tax purposes in the same manner as a Restricted Stock Award, i.e., as transfer of property subject to restrictions, or as a transfer which takes place only when the terms of the award are satisfied.

     STOCK PURCHASE RIGHTS

     The tax treatment of Stock Purchase Rights is identical to that of NQOs, as described above.

     SPECIAL FEDERAL INCOME TAX CONSIDERATION DUE TO SHORT SWING PROFIT RULE

     The potential liability of a person subject to Section 16 of the Exchange Act to repay short-swing profits from the resale of shares acquired under a Company plan constitutes a "substantial risk of forfeiture" within the meaning of the above-described rules, which is treated as lapsing at such time as the potential liability under Section 16 lapses. Persons subject to Section 16 who would be required by Section 16 to repay profits from the immediate resale of stock acquired under a Company plan should consider whether to file a Section 83(b) Election at the time they acquire stock under a Company plan in order to avoid deferral of the date that they are deemed to acquire shares for federal income tax purposes.

PROPOSAL

     Shareholders are being asked to approve the amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of the common stock of the Company represented and voting at the Annual Meeting is required to adopt the amendment to the Incentive Plan.

BOARD RECOMMENDATION

     The Board recommends a vote "FOR" approval of the proposal.

             PROPOSAL 4. APPROVAL OF EMPLOYEE STOCK PURCHASE PLANS

BACKGROUND

     The Board has approved, subject to shareholder approval, the Identix Incorporated Employee Stock Purchase Plan and the Identix Incorporated Foreign Subsidiary Stock Purchase Plan (the "Employee Stock Purchase Plans"), covering
an aggregate of           shares issuable under the two plans. Management
expects these shares to be sufficient for all stock purchases under these plans
for approximately      years. No shares have been issued to date under these
plans. The Employee Stock Purchase Plans permit United States employees and employees of certain domestic and foreign subsidiaries to purchase the Company's common stock at a discounted price. These plans are designed to encourage and assist a broad spectrum of employees of the Company and participating subsidiaries to acquire an equity interest in the Company through the purchase of common stock. They are also intended to provide to United States employees participating in the plan the tax benefits available under Section 421 of the Internal Revenue Code.

DESCRIPTION OF PLANS

     All employees, including executive officers and directors who are employees, customarily employed more than 20 hours per week and more than five months per year by the Company or a participating subsidiary are eligible to participate in these plans as of the first quarterly enrollment date following employment. However, employees who hold, directly or through options, five percent or more of the stock of the Company are not eligible to participate. Participants may elect to make contributions up to a maximum of 15% of base earnings. Following shareholder approval of the Employee Stock Purchase Plans, the first enrollment date shall be January 4, 1999. Thereafter, enrollment dates will be on the first business day of July and January. On June 30, 1999 and thereafter on the last trading date of each December and June, the Company applies the funds then in each participant's account to the purchase of shares. The cost of each share purchased is 85% of the lower of the closing prices for common stock on: (i) the first trading day in the enrollment period in which the purchase is made; and (ii) the purchase date. The length of the enrollment period may not exceed a maximum of 24 months. The Board has limited the maximum number of shares that may be purchased by a participant during any enrollment period, and no participant's right to acquire shares may accrue at a rate exceeding $25,000 of fair market value of common stock (determined as of the first trading day in an enrollment period) in any calendar year.

     The Board of Directors may administer these plans or the Board may delegate its authority to a committee of directors (the "Administrator") and may delegate routine matters to management. The Board of Directors may amend or terminate these plans at any time and may provide for an adjustment in the purchase price and the number and kind of securities available under the plan in the event of a reorganization, recapitalization, stock split, or other similar event. However, amendments that would increase the number of shares reserved for purchase, or would otherwise require shareholder approval in order to comply with certain federal securities regulations, require stockholder approval. Shares available under these plans may be either outstanding shares repurchased by the Company or newly issued shares.

     Approximately      employees of the Company are eligible to participate in
the Employee Stock Purchase Plans. Since the number of shares purchased under the Employee Stock Purchase Plans by an employee and the purchase price thereof are determined by the level of voluntary contribution by such employee and the market price of the shares in effect from time to time, the Company currently cannot determine the number of shares that may be purchased in the future by any eligible individual or group of individuals or the purchase price thereof.

FEDERAL INCOME TAX CONSEQUENCES

     In general, participants who are citizens or residents of the United States ("U.S. Participants") will not have taxable income or loss under these plans until they sell or otherwise dispose of shares acquired under these plans (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both: (i) two years after the beginning of the enrollment period during which the shares were purchased; and (ii) one year following purchase, a U.S. Participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

     If the shares are disposed of before the expiration of both of the foregoing holding periods (a "disqualifying disposition"), a U.S. Participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the U.S. Participant will have taxable capital gain (or loss) measured by the difference between the sale price and the U.S. Participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a U.S. Participant in a disqualifying disposition.

     Special rules apply to U.S. Participants who are directors or officers. The consequences to non-U.S. Participants are governed by foreign laws, which typically do not offer the same tax advantages as United States law.

PROPOSAL

     At the annual meeting, the Company's stockholders will be asked to approve both Employee Stock Purchase Plans. Approval of the Employee Stock Purchase Plans requires the affirmative vote of a majority of the votes cast at a duly held shareholders meeting at which a quorum of the voting power is represented.

RECOMMENDATION

     The Board recommends a vote "FOR" approval of the proposal.

         PROPOSAL 5. APPROVAL OF AMENDMENTS TO THE IDENTIX INCORPORATED
                    NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

DESCRIPTION OF THE PROPOSAL

     The Board has approved, subject to shareholder approval, the following amendments to the Identix Incorporated Nonemployee Directors Stock Option Plan (the "Directors Plan"): (i) an amendment to increase the total number of shares reserved for issuance under the Directors Plan by 160,000 from 250,000 to 410,000; and (ii) amendments to increase the number of shares covered by an option grant made to a nonemployee director upon initial election to the Board from 10,000 to 20,000 shares (or from 5,000 to 10,000 in case more than six months have elapsed since the date of the last annual shareholders meeting at the time of such election) and to increase the number of shares covered by the annual option grant made to a nonemployee director from 10,000 to 20,000 shares. The new grant levels described in the preceding sentence, if approved by the shareholders of the Company, will be effective as of the date of the Annual Meeting.

     Currently, the Directors Plan provides that a total of 250,000 shares of common stock may be issued thereunder upon exercise of NQOs granted under the Directors Plan. As of July 31, 1998, there were 40,000 shares that were currently unreserved and available for grant under the Directors Plan. The Company believes that the proposed increase in the number of shares available for grant is necessary to ensure that there will be a sufficient reserve of shares to permit the grant of further options to nonemployee directors for the next two years. The Company believes that the increase in the number of shares covered by option grants under the Directors Plan is necessary in order to continue to attract, motivate and retain high caliber Board members.

     The following table shows the number of number of shares covered by options granted to the identified groups under the Directors Plan in fiscal year 1998. All options were granted at fair market value as of the date of grant.

                                                               NUMBER
                                                              OF SHARES
                                                              ---------
All executive officers as a group...........................        0
All directors who are not executive officers as a group.....   50,000
All employees (other than executive officers) as a group....        0

DESCRIPTION OF THE DIRECTORS PLAN

     Only nonemployee directors of the Company are eligible to participate in the Directors Plan. The Directors Plan is designed to work automatically. However, to the extent administration is necessary, it is provided by the Board or the Board may delegate its authority to a committee of the Board. Option grants to nonemployee directors are made on a formula basis and not on a discretionary basis. The Directors Plan provided for grant to each director who was not, and had not been in the preceding twelve months, an officer or an employee of the Company an NQO to purchase 20,000 shares of common stock on the date of initial adoption of the Directors Plan in 1995. The Directors Plan, as currently in effect, further provides that when a person who is not, and has not been in the preceding twelve months, an officer or an employee of the Company is elected or appointed a member of the Board, the Company will grant that person on the effective date of such election or appointment (i) an NQO to purchase 10,000 shares of common stock if less than six months have elapsed since the last annual meeting of shareholders or (ii) an NQO to purchase 5,000 shares of common stock if at least six months have elapsed since the last annual meeting of shareholders (in either case, an "Initial Grant"). The Directors Plan, as currently in effect, further provides that on the first meeting of the Board immediately following the annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders), commencing with the annual meeting of shareholders held in 1996, the Company will grant to each nonemployee director then in office an NQO to purchase an additional

10,000 shares of common stock (an "Annual Grant"). If the amendments to the Directors Plan proposed hereby are approved by the Company's shareholders, effective on the date of the Annual Meeting, the Initial Grant level shall be increased from 10,000 to 20,000 shares (or from 5,000 to 10,000 if more than six months have elapsed since the last annual meeting of shareholders) and the Annual Grant level shall be increased from 10,000 to 20,000 shares.

     All NQOs granted under the Directors Plan have an exercise price equal to the fair market value of such shares on the date of grant and become exercisable with respect to one fourth of the number of shares covered by such Option for each three month period which elapses after the date of grant, so that such Option will be fully exercisable on the first anniversary of the date such Option was granted. The Company currently has five nonemployee directors who are eligible to participate in the Directors Plan, four of whom have been nominated for election at the Annual Meeting.

     The consideration payable in connection with any option (including any related taxes) may be paid by promissory note of the nonemployee director or by delivery of shares of common stock of the Company. Options granted under the Directors Plan have a term of ten years. Options generally terminate three months after a nonemployee director ceases to be, for any reason, a director of the Company, but if a nonemployee director ceases to be a director due to death, disability or retirement, the Option may be exercised for two years after the termination.

     The Board may amend, alter, or discontinue the Directors Plan or any Option at any time, except that the consent of a participant is required if the participant's existing rights under an outstanding Option would be impaired. In addition, to the extent required under applicable tax and securities laws and regulations, the shareholders of the Company must approve any amendment, alteration, or discontinuance of the Directors Plan that would increase the total number of shares reserved under the Directors Plan and in certain other circumstances as the Board may deem advisable to comply with such laws and regulations. In addition, the provisions of the Directors Plan governing who is granted Options, the number of shares covered by each Option, the exercise price, and the period of exercisability and the timing of Option grants may not be amended more than once every six months, other than for changes to comport with the Code or the Employee Retirement Income Security Act of 1974.

     In the event of a "change in control" of the Company, as defined in the Directors Plan, the vesting of Options will automatically accelerate. A "change in control" is defined to include the acquisition of 20% or more of the voting power of the Company's outstanding stock, a proxy solicitation for one or more directors without support of the then-current Board, and certain mergers or reorganizations or other changes in ownership of the Company's assets or stock.

     Under the Incentive Plan, nonemployee directors are not eligible to receive Options. The Company believes it important that directors have meaningful equity ownership in the Company and believes a way to provide the appropriate level of ownership is through a formula plan.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of NQOs granted under the Directors Plan are the same as NQOs granted under the Incentive Plan. See "Proposal 3. Approval of Amendment to Identix Incorporated Equity Incentive Plan -- Federal Income Tax Consequences -- Nonqualified Stock Options."

PROPOSAL

     Shareholders are being asked to approve the amendments to the Directors Plan described above. The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company represented and voting at the Annual Meeting is required for approval of the amendments to the Directors Plan.

BOARD RECOMMENDATION

     The Board recommends a vote "FOR" approval of the proposal.

       PROPOSAL 6. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1999, and recommends that shareholders vote "FOR" ratification of such appointment. It is anticipated that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

                           PROPOSAL 7. OTHER MATTERS

     Management knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the Company that the persons named in the enclosed form of proxy vote the shares they represent as Management may recommend.

Dated: September   , 1998

THE BOARD OF DIRECTORS

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                                    BETWEEN
                             IDENTIX INCORPORATION,
                            A CALIFORNIA CORPORATION
                                      AND
                             IDENTIX INCORPORATED,
                             A DELAWARE CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is dated as of
            , 1998 between Identix Incorporated, a California corporation ("Identix California"), and Identix Incorporated, a Delaware corporation ("Identix Delaware"), a wholly owned subsidiary of Identix California.

                                   BACKGROUND

     A. Identix California is a corporation duly organized, validly existing and in good standing under the laws of the State of California and, on the date of this Agreement, has authority to issue 52,000,000 shares consisting of 50,000,000 shares of Common Stock, no par value, and 2,000,000 shares of
Preferred Stock, no par value, of which [               ] shares of Common Stock
and no shares of Preferred Stock are issued and outstanding.

     B. Identix Delaware is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue 52,000,000 shares, consisting of 50,000,000 shares of Common Stock, $0.01 par value, and 2,000,000 shares of Preferred Stock, $0.01 par value, of which one share of Common Stock is issued and outstanding and owned by Identix California and no shares of Preferred Stock are issued and outstanding.

     C. The Board of Directors of each of Identix California and Identix Delaware have determined that it is advisable and in the best interests of each of such corporations that Identix California merge into Identix Delaware upon the terms and subject to the conditions set forth in this Agreement, for the purpose of effecting the reincorporation of Identix California in the State of Delaware and have, by resolutions duly adopted, approved this Agreement and directed that it be submitted to a vote of their respective stockholders and executed by the undersigned officers.

THE PARTIES AGREE AS FOLLOWS:

                                   ARTICLE I

                                  DEFINITIONS

     When used in this Agreement (and in any Exhibit in which such terms are not otherwise defined) the following terms shall have the following meanings:

     "California Common Stock" shall mean shares of Common Stock, no par value, of Identix California.

     "California Preferred Stock" shall mean shares of Preferred Stock, no par value, of Identix California.

     "Certificate of Merger" shall mean the Certificate of Merger of Identix California into Identix Delaware to be filed with the Secretary of State of the State of Delaware in substantially the form attached hereto as Exhibit 2.1.

     "Delaware Common Stock" shall mean shares of Common Stock, $0.01 par value, of Identix Delaware.

     "Delaware Preferred Stock" shall mean shares of Preferred Stock, $0.01 par value, of Identix Delaware.

     "Effective Time" shall mean the time when the Certificate of Merger is filed with the Secretary of State of the State of Delaware and the Merger becomes effective.

     "Merger" shall mean the merger of Identix California into Identix Delaware.

     "Shareholders' Meeting" shall mean the annual meeting of shareholders of Identix California to be held on October 29, 1998 to approve and adopt this Agreement, among other things.

     "Surviving Corporation" shall mean Identix Delaware from and after the Effective Time.

                                   ARTICLE II

                                     MERGER

     2.1  Merger. At the Effective Time, the Merger shall become effective under
Section 252 of the Delaware General Corporation Law and Section 1108(d) of the California General Corporation Law, and Identix California shall merge into Identix Delaware, the separate existence of Identix California shall cease and Identix Delaware shall continue in existence as the surviving corporation under the Delaware General Corporation Law.

     2.2 Filings. On or prior to the Effective Time, Identix California and Identix Delaware shall cause:

          (a) an executed counterpart of the Certificate of Merger to be filed with the Secretary of State of California; and

          (b) the Certificate of Merger to be filed with the Secretary of State of Delaware.

     2.3  Effects of the Merger. At the Effective Time:

          (a) the separate existence of Identix California shall cease and Identix California shall be merged into Identix Delaware;

          (b) the Certificate of Incorporation of Identix Delaware shall continue as the Certificate of Incorporation of the Surviving Corporation;

          (c) the Bylaws of Identix Delaware shall continue as the Bylaws of the Surviving Corporation;

          (d) each officer and director of Identix California in office immediately prior to the Effective Time shall serve in the same capacity as an officer or director of the surviving Corporation immediately after the Effective Time;

          (e) each share of California Common Stock outstanding immediately prior to the Effective Time shall be converted into one share of Delaware Common Stock pursuant to Article III;

          (f) without further transfer, act, or deed, the separate existence of Identix California shall cease and the Surviving Corporation shall possess all the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties, of Identix California; and all property, real, personal and mixed, and all debts due to Identix California on whatever account, as well as stock subscriptions and all other things belonging to Identix California shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest of Identix California shall be thereafter as effectually the property of the Surviving Corporation as they were of Identix California, and the title to any real estate vested by deed or otherwise in Identix California shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors of Identix California and all liens upon any property of Identix California shall be preserved unimpaired and all debts, liabilities and duties of Identix California shall attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     2.4 Further Assurances. Identix California agrees that if, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of

Identix California, the Surviving Corporation and its officers and directors may execute and deliver all such deeds, assignments and assurances and do all other things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, in the name of Identix California or otherwise.

                                  ARTICLE III

                              CONVERSION OF STOCK

     3.1 Conversion of Stock. At the Effective Time, the stock of Identix California shall be converted into stock of Identix Delaware, as follows:

          (a) each share of California Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Delaware Common Stock; and

          (b) each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired and no stock shall be issued in the Merger in respect thereof.

     3.2 Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of California Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Delaware Common Stock into which the shares of California Common Stock formerly represented by such certificates have been converted as provided in this Agreement. The registered owner on the books and records of Identix Delaware or its transfer agent of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Identix Delaware or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock evidenced by such outstanding certificate as provided above.

     3.3 Stock Options. Each right or option to purchase shares of California Common Stock granted under the Identix Incorporated Equity Incentive Plan, the Identix Incorporated 1992 Employee Stock Option Plan, the Identix Incorporated Nonemployee Directors Stock Option Plan, the Identix Incorporated 1983 Incentive Stock Option Plan, the ANADAC, Inc. 1984 Incentive Stock Option Plan, the Identix Incorporated Employee Stock Purchase Plan and the Identix Incorporated Foreign Subsidiary Stock Purchase Plan (collectively, the "Plans") which is outstanding immediately prior to the Effective Time, shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase the same number of shares of Delaware Common Stock at the same option price per share, and upon the same terms and subject to the same conditions as in effect at the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of said Plans as is equal to the number of shares of California Common Stock so reserved as of the Effective Time. As of the Effective Time, Identix Delaware hereby assumes the Plans and all obligations of Identix California under the Plans including the outstanding options or awards or portions thereof granted pursuant to the Plans.

     3.4 Validity of Delaware Common Stock. All shares of Delaware Common Stock into which California Common Stock are to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such California Common Stock.

     3.5 Rights of Former Holders. From and after the Effective Time, no holder of certificates which evidenced California Common Stock immediately prior to the Effective Time shall have any rights with respect to the shares formerly evidenced by those certificates, other than to receive the shares of Delaware Common Stock into which such California Common Stock shall have been converted pursuant to the Merger.

                                   ARTICLE IV

                                    GENERAL

     4.1 Consents. Each of Identix California and Identix Delaware shall use its best efforts to obtain the consent and approval of each person (other than shareholders of Identix California in their capacities as such) whose consent or approval shall be required in order to permit consummation of the Merger.

     4.2 Governmental Authorizations. Each of Identix California and Identix Delaware shall cooperate in filing any necessary reports or other documents with any federal, state, local or foreign authorities having jurisdiction with respect to the Merger.

     4.3 Waiver and Amendment. This Agreement may be amended by action of the Board of Directors of each of Identix California and Identix Delaware without action by the stockholders of the parties, except that (a) any amendment to
Section 3.1, (b) any amendment changing the terms, rights, powers or preferences of the Delaware Common Stock, or (c) any amendment altering any terms of this Agreement if such alteration would adversely affect the holders of California Common Stock or Delaware Common Stock must be approved by a majority of the voting power of the outstanding California Common Stock.

     4.4 Termination. This Agreement may be terminated and the Merger and other transactions provided for by this Agreement abandoned at any time prior to the Effective Time, whether before or after adoption and approval of this Agreement at the Shareholders' Meeting, by action of the Board of Directors of Identix California if the Board determines that the consummation of the transactions contemplated by this Agreement would not, for any reason, be in the best interests of Identix California and its shareholders.

     4.5 Entire Agreement. This Agreement (including any exhibits), contains the entire agreement among the parties with respect to the Merger and supersedes all prior and concurrent arrangements, letters of intent or understandings relating to the Merger.

     4.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same agreement. This Agreement shall become effective when one or more counterparts has been signed by each of the parties and delivered to each of the other parties.

     4.7 Headings. The article, section and paragraph headings in this Agreement have been inserted for identification and reference and shall not by themselves determine the meaning or interpretation of any provision of this Agreement.

     4.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                          IDENTIX INCORPORATED,
                                          a California corporation

                                          By:
                                          Title:

                                          By:
                                          Title:

                                          IDENTIX INCORPORATED,
                                          a Delaware corporation

                                          By:
                                          Title:

                                          By:
                                          Title:

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                              IDENTIX INCORPORATED

     The undersigned, for purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, does hereby certify as follows:

     FIRST. The name of the corporation is Identix Incorporated.

     SECOND. The name of its registered office in the State of Delaware is National Corporate Research, Ltd. The address of its registered agent in the State of Delaware is 9 E. Loockerman Street, City of Dover, County of Kent, Delaware 19901.

     THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH. The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 52,000,000 shares, comprised of 50,000,000 shares of Common Stock with a par value of $.01 per share (the "Common Stock") and 2,000,000 shares of Preferred Stock with a par value of $.01 per share (the "Preferred Stock"). A description of the respective classes of stock and a statement of the designations, preferences, voting powers (if any), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

     A. PREFERRED STOCK

     1. In General. The Preferred Stock may be issued in one or more series at such time or times and for such consideration as the board of directors may determine. Each series shall be designated so as to distinguish the shares of that series from the shares of all other series and classes. Except as may be expressly provided in this Certificate of Incorporation, including any certificate of designation for a series of Preferred Stock, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

     2. Certificates of Designation. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized share of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

     B. COMMON STOCK

     1. Relative Rights of Preferred Stock and Common Stock. Except as otherwise required by this Certificate of Incorporation, all powers, preferences and rights and qualifications, limitations, or restrictions of the Common Stock are subject to those that may be fixed with respect to any shares of the Preferred Stock.

     2. Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, including any certificate of designation for a series of Preferred Stock, each holder of Common Stock shall have one vote in respect of each share of stock held of record by that holder on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

     3. Dividends. Subject to any preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the board of directors, out of the assets of the corporation which by law are available therefor, dividends payable in cash, in property or in shares of capital stock.

     4. Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, including any certificate of designation for a series of Preferred Stock, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them.

     FIFTH. The corporation is to have perpetual existence.

     SIXTH. Any action required or permitted to be taken by the stockholders of the corporation must be effected at an annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing of the stockholders. Special meetings of stockholders of the corporation may be called only by the corporation's Board of Directors, its Chair of the Board of Directors or its President. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice of meeting.

     SEVENTH.

     A. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of the corporation is expressly authorized to adopt, amend or repeal the by-laws of the corporation.

     B. Elections of directors need not be by written ballot unless the by-laws of the corporation so provide.

     C. The books of the corporation may be kept at such place within or without the State of Delaware as the by-laws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.

     EIGHTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under
Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as that court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the compromise or arrangement and the reorganization shall, if sanctioned by the court to which the application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     NINTH. No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this paragraph shall not adversely affect any right or protection of a director of the corporation existing at the time of the repeal or modification.

     TENTH.

     A. RIGHT TO INDEMNIFICATION

     Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than that law permitted the corporation to provide before the amendment) against all expenses, liabilities and losses including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. However, the corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by that person only if that action, suit or proceeding (or part thereof) was authorized by the board of directors of the corporation. The rights set forth in this Article TENTH shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition. However, the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be so indemnified.

     B. RIGHT OF CLAIMANT TO BRING SUIT

     If a claim under Paragraph A of this Article TENTH is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting that claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. However, the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, independent legal counsel or its stockholders) to have made a determination before the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     C. NON EXCLUSIVITY OF RIGHTS

     The rights conferred on any person by Paragraphs A and B of this Article TENTH shall not be exclusive of any other rights which such person may have or hereafter may acquire under any statute, provision of the Certificate of Incorporation, by law, agreement, vote of stockholders or of disinterested directors, or otherwise.

     D. EXPENSES AS A WITNESS

     To the extent that any director, officer, employee, or agent of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any action, suit or proceeding, he or she shall be indemnified and held harmless against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

     E. INDEMNITY AGREEMENTS

     The corporation may enter into agreements with any director, officer, employee or agent of the corporation or any person who serves at the request of the corporation as a director, officer, employee, or agent of another corporation or other enterprise, providing for indemnification to the fullest extent permissible under the Delaware General Corporation Law and the corporation's Certificate of Incorporation.

     F. EFFECT OF REPEAL OR MODIFICATION

     Any repeal or modification of this Article TENTH shall not adversely affect any right of indemnification or advancement of expenses of a director or officer, employee or agent of the corporation existing at the time of such repeal or modification with respect to any action or omission occurring before the repeal or modification.

     G. SEPARABILITY

     Each and every paragraph, sentence, term and provision of this Article TENTH is separate and distinct. If any paragraph, sentence, term or provision is held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other such paragraph, sentence, term or provision. To the extent required in order to make any such paragraph, sentence, term or provision of this Article TENTH valid or enforceable, the corporation shall, and the indemnitee or potential indemnitee may, request a court of competent jurisdiction to modify the paragraph, sentence, term or provision in order to preserve its validity and provide the broadest possible indemnification permitted by applicable law.

     H. INSURANCE

     The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss of the type referred to in this Article TENTH, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under applicable law.

     I. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION

     The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

     ELEVENTH. The corporation reserves the right to amend or repeal any provision of this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon any stockholders by this Certificate of Incorporation are granted subject to this reservation.

     TWELFTH. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of the State of Delaware. The name and mailing address of the person who is to serve as the initial director of the corporation until the first annual meeting of stockholders of the corporation, or until his successor is elected and qualified is: James P. Scullion, Identix Incorporated, 510 North Pastoria Avenue, Sunnyvale, CA 94086

     The undersigned incorporator hereby acknowledges that the foregoing
Certificate of Incorporation is his act and deed on this                day of
            , 1998.

                                          --------------------------------------
                                          James P. Scullion, Incorporator

                                                                      APPENDIX C

                                   BYLAWS OF
                              IDENTIX INCORPORATED

                                    OFFICES

     1. Registered Office. The registered office of the corporation shall be in the City of Dover, County of Kent, State of Delaware.

     2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                  STOCKHOLDERS

     3. Annual Meeting. Unless the board of directors or the President of the corporation selects a different time or date, the annual meeting of stockholders shall be held at 2:00 p.m. on the last Thursday of the fourth calendar month following the end of the corporation's fiscal year. The annual meeting shall be for the purpose of electing a board of directors and transacting such other business as may properly be brought before the meeting.

     4. Special Meeting. Special meetings of stockholders may be called at any time by the board of directors, the Chairman of the Board or the President of the corporation.

     5. Place. Meetings of stockholders shall be held at the principal executive office of the corporation or at any other place, within or without California, which is designated by the board of directors or the President.

     6. Notice.

     (a) Annual and Special Meetings. A written notice of each meeting of stockholders shall be given not more than 60 days and, except as provided below, not less than ten days before the meeting to each stockholder entitled to vote at the meeting. The notice shall state the place, date and hour of the meeting and, if directors are to be elected at the meeting, the names of the nominees intended to be presented by management for election. The notice shall also state
(i) in the case of an annual meeting, those matters which the board of directors intends to present for action by the stockholders, and (ii) in the case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted. Notice shall be delivered personally, by mail or other means addressed to the stockholder at the address of such stockholder appearing on the books of the corporation, the address given by the stockholder to the corporation for the purpose of notice or as otherwise provided by law.

     (b) Adjourned Meetings. Notice of an adjourned meeting need not be given if
(i) the meeting is adjourned for 30 days or less, (ii) the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken and (iii) no new record date is fixed for the adjourned meeting. Otherwise, notice of the adjourned meeting shall be given as in the case of an original meeting.

     7. Record Date. The board of directors may fix in advance a record date for the determination of the stockholders entitled to notice of any meeting, to vote, to receive any dividend or other distribution or allotment of rights or to exercise any rights. The record date shall be not more than 60 nor less than ten days prior to the date of the meeting nor more than 60 days prior to such other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, the close of business on the business day next preceding the day on which the meeting is held. Except as otherwise provided by law, when a record date is fixed, as provided herein, only stockholders on the record date are entitled to notice and to vote, to receive the dividend, distribution or allotment of rights or to exercise rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation occurring after the record date. Except as otherwise provided by law, the corporation shall be entitled to treat the holder of record of any shares as the holder in fact of such shares and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the corporation shall have express or other notice of such claim or interest. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date.

     8. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     9. Required Vote. When a quorum is present at any meeting, except with respect to the election of directors, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     10. Proxies and Voting. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

     11. Notice of Stockholder Business. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) properly brought before the meeting by or at the direction of the Board of Directors, or (c) properly brought before an annual meeting by a stockholder and if, and only if, the notice of a special meeting provides for business to be brought before the meeting by stockholders, properly brought before the special meeting by a stockholder. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal offices of the corporation no later than (i) in the case of an annual meeting, ninety (90) days before the anticipated date of the next annual meeting, under the assumption that the next annual meeting will occur on the same calendar day as the day of the most recent annual meeting, and (ii) in the case of a special meeting, ten (10) days prior to date of such meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (1) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (2) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (3) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual or special meeting except in accordance with the procedures set forth in this Section 11. The chairman of an annual or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 11, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     12. Lost Stock Certificates. The corporation may cause a new stock certificate to be issued in place of any certificate previously issued by the corporation alleged to have been lost, stolen or destroyed. The corporation may, at its discretion and as a condition precedent to such issuance, require the owner of such certificate to deliver an affidavit stating that such certificate was lost, stolen or destroyed or to give the corporation a bond or other security sufficient to indemnify it against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction or the issuance of a new certificate.

                               BOARD OF DIRECTORS

     13. Number. The number of directors who shall constitute the whole board not be less than five nor more than nine. The exact number of directors shall be determined from time to time by resolution of the board of directors.

     14. Powers. The business of the corporation shall be managed by or under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

     15. Election. Except as provided in Section 16, the directors shall be elected at the annual meeting of the stockholders by a plurality vote. Each director elected shall hold office until his or her successor is elected and qualified. Directors need not be stockholders.

     16. Term of Office and Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director; whenever the holders of any class or classes of stock or series thereof are entitled, pursuant to the certificate of incorporation, to elect one or more directors, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series then in office, or by a sole remaining director so elected. The directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     17. Removal. Unless otherwise restricted by the certificate of incorporation, bylaws or statute, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

     18. Resignation. Any director may resign by giving notice to the board of directors, the Chairman of the Board, the President or the Secretary. The resignation of a director shall be effective when given unless the director specifies a later time. The resignation shall be effective regardless of whether it is accepted by the corporation.

     19. Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     20. Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board many designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no committee shall have the power or authority of the board of directors in reference to:

          (a) amending the certificate of incorporation (except to the extent provided in resolutions of the board of directors and permitted by the General Corporation Law of the State of Delaware);

          (b) adopting an agreement of merger or consolidation;

          (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets; or

          (d) recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution.

Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

     21. Time and Place of Meetings and Telephone Meetings. Unless the board of directors determines otherwise, the board shall hold a regular meeting during each quarter of the corporation's fiscal year. One such meeting shall take place immediately following the annual meeting of stockholders. All meetings of directors shall be held at the principal executive office of the corporation or at such other place, within or without the State of Delaware, as shall be designated in the notice of the meeting or in a resolution of the board of directors. Directors may participate in a meeting through use of conference telephone or similar communications equipment, provided that all members participating in the meeting can hear each other.

     22. Call. Meetings of the board of directors, whether regular or special, may be called by the Chairman of the Board, the President, the Secretary, any Vice President or any two directors.

     23. Notice. Regular meetings of the board of directors may be held without notice if the time of such meetings has been fixed by the board and publicized among all directors. Special meetings shall be held upon four days' notice by mail or 48 hours' notice delivered personally or by telephone or telegraph, and regular meetings shall be held upon similar notice if notice is required for such meetings. Neither a notice nor a waiver of notice must specify the purpose of any regular or special meeting. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place of the adjourned meeting is announced at the meeting at which the adjournment is taken, but if a meeting is adjourned for more than 24 hours, notice of the adjourned meeting shall be given prior to the time of such meeting to the directors who were not present at the time of the adjournment.

     24. Meeting Without Regular Call and Notice. The transactions of any meeting of the board of directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice. For such purposes, a director shall not be considered present at a meeting if, although in attendance at the meeting, the director protests the lack of notice prior to the meeting or at its commencement.

     25. Action Without Meeting. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all of the members of the board individually or collectively consent in writing to such action.

     26. Quorum and Required Vote. At all meetings of the board a majority of the total number of authorized directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     27. Committee Meetings. The principles set forth in Sections 21 through 26 of these bylaws shall apply to committees of the board of directors and to actions taken by such committees.

                                    OFFICERS

     28. Titles and Relation to board of directors. The officers of the corporation shall include a Chairman of the Board or a President or both, a Secretary and a Treasurer. The board of directors may also choose one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers or other officers. Any number of offices may be held by the same person. All officers shall perform their duties and exercise their powers subject to the direction of the board of directors.

     29. Election, Term of Office and Vacancies. At its regular meeting after each annual meeting of stockholders, the board of directors shall choose the officers of the corporation. The board may choose additional officers or fill vacant offices at any other time. No officer must be a member of the board of directors except the Chairman of the Board. The officers shall hold office until their successors are chosen, except that the board of directors may remove any officer at any time.

     30. Resignation. Any officer may resign at any time upon notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. The resignation of an officer shall be effective when given unless the officer specifies a later time. The resignation shall be effective regardless of whether it is accepted by the corporation.

     31. Chairman of the Board; President. If the board of directors elects a Chairman of the Board, such officer shall preside over all meetings of the board of directors and of stockholders. If there be no Chairman of the Board, the President shall perform such duties. The board of directors shall designate either the Chairman of the Board or the President as the chief executive officer and may prescribe the duties and powers of the chief executive officer. If there is no Chairman of the Board, the President shall be the chief executive officer.

     32. Secretary. Unless otherwise determined by the board of directors or the chief executive officer, the Secretary shall have the following powers and duties:

          (a) Record of Corporate Proceedings. The Secretary shall attend all meetings of stockholders and the board of directors and its committees and shall record all votes and the minutes of such meetings in a book to be kept at the principal executive office of the corporation or at such other place as the board may determine. The Secretary shall keep at the corporation's principal executive office, if in California, or at its principal business office in California if the principal executive office is not in California, the original or a copy of these bylaws, as amended.

          (b) Record of Shares. Unless a transfer agent is appointed by the board of directors to keep a share register, the Secretary shall keep a share register at the principal executive office of the corporation showing the names of the stockholders and their addresses, the number and class of shares held by each, the number and date of certificates issued and the number and date of cancellation of each certificate surrendered for cancellation.

          (c) Notices. The Secretary shall give such notices as may be required by law or these bylaws.

     33. Treasurer. Unless the board of directors designates another chief financial officer, the Treasurer shall be the chief financial officer of the corporation. Unless otherwise determined by the board of directors or the chief executive officer, the Treasurer shall have custody of the corporate funds and securities, shall keep adequate and correct accounts of the corporation's properties and business transactions, shall disburse such funds of the corporation as may be ordered by the board or the chief executive officer (taking proper vouchers for such disbursements), and shall render to the chief executive officer and the board, at regular meetings of the board or whenever the board may require, an account of all transactions and the financial condition of the corporation.

     34. Other Officers. The other officers of the corporation, if any, shall exercise such powers and perform such duties as the board of directors or the chief executive officer shall prescribe.

     35. Salaries. The board of directors shall fix the salary of the chief executive officer and may fix the salaries of other employees of the corporation, including the other officers. If the board does not fix the salaries of the other officers, the chief executive officer shall fix such salaries.

                                  AMENDMENT OF
                                     BYLAWS

     36. Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote or by the board of directors.

                              IDENTIX INCORPORATED
                              EQUITY INCENTIVE PLAN


 SECTION 1.  PURPOSE; DEFINITIONS.

         (a) Purpose. The purpose of the Plan is to provide selected eligible employees of, and consultants to, Identix Incorporated, a California corporation, its subsidiaries and affiliates an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them.

         (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

                  (i) "Award" means any award under the Plan, including any Option, Restricted Stock, Stock Purchase Right or Performance Share Award.

                  (ii) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Plan participant setting forth the terms and conditions of the Award.

                  (iii) "Board" means the Board of Directors of the Company.

                  (iv) "Change in Control" has the meaning set forth in Section 9(a).

                  (v) "Change in Control Price" has the meaning set forth in
Section 9(c).

                  (vi) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

                  (vii) "Commission" means the Securities and Exchange Commission and any successor agency.

                  (viii) "Committee" means the Committee referred to in Section 2, or the Board in its capacity as administrator of the Plan in accordance with
Section 2.

                  (ix) "Company" means Identix Incorporated, a California corporation.

                  (x) "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.

                  (xi) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  (xii) "Fair Market Value" means as of any given date (a) if the Stock is listed on any established stock exchange or a national market system, the closing sales price for the Stock or the closing bid if no sales were reported, as quoted on such system or exchange, as reported in the Wall Street Journal; or (b) in the absence of an established market for the Stock, the fair market value of the Stock as determined by the Committee in good faith.

                  (xiii) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (xiv) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option.

                  (xv) "Option" means an option granted under Section 5.

                  (xvi) "Performance Period" means the period determined by the Committee under Section 8(a).

                  (xvii) "Performance Share" means the equivalent, as of any time such assessment is made, of the Fair Market Value of one share of Stock.

                  (xviii) "Performance Share Award" means an Award under Section 8.

                  (xix) "Plan" means this Identix Incorporated Equity Incentive Plan, as amended from time to time.

                  (xx) "Restricted Stock" means an Award of Stock subject to restrictions, as more fully described in Section 6.

                  (xxi) "Restriction Period" means the period determined by the Committee under Section 6(b).

                  (xxii) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

                  (xxiii) "Stock" means the no par value Common Stock of the Company, and any successor security.

                  (xxiv) "Stock Purchase Right" means an Award granted under
Section 7.

                  (xxv) "Subsidiary" has the meaning set forth in Section 424 of the Code.

                  (xxvi) "Tax Date" means the date defined in Section 10(f).

                  (xxvii) "Termination" means, for purposes of the Plan, with respect to a participant, that the participant has ceased to be, for any reason, employed by, or consulting to, the Company, a subsidiary or an affiliate; provided, that for purposes of this definition, if so determined by the President of the Company, in his sole discretion, Termination shall not include a change in status from an employee of, to a consultant to, the Company or any subsidiary or affiliate, or vice versa.

SECTION 2.  ADMINISTRATION.

         (a) Committee. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee of the Board appointed by the Board that will satisfy Rule 16b-3 and Section 162(m) of the Code, as in effect with respect to the Company from time to time. In connection with the administration of the Plan, the Committee shall have the powers possessed by the Board. The Committee may act only by a majority of its members, except that the Committee may from time to time select another committee or one or more other persons to be responsible so long as such selection comports with the requirements of
Section 162(m) of the Code and Rule 16b-3. The Board at any time may abolish the Committee and revest in the Board the administration of the Plan.

         (b) Authority. The Committee shall grant Awards to eligible employees and consultants. In particular and without limitation, the Committee, subject to the terms of the Plan, shall:

                  (i) select the officers, other key employees and consultants to whom Awards may be granted;

                  (ii) determine whether and to what extent Awards are to be granted under the Plan;

                  (iii) determine the number of shares to be covered by each Award granted under the Plan;

                  (iv) determine the terms and conditions of any Award granted under the Plan and any related loans to be made by the Company, based upon factors determined by the Committee; and

                  (v) determine to what extent and under what circumstances any Award payments may be deferred by a participant.

         (c) Committee Determinations Binding. The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Award and any Award Agreement and may otherwise supervise the administration of the Plan. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time. All decisions made by the Committee under the Plan shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

         (a) Number of Shares. The total number of shares of Stock reserved and available for issuance pursuant to Awards under this Plan shall be 3,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan, regardless of source shall be counted against the 3,000,000-share limitation. If any Option terminates or expires without being exercised in full or if any shares of Stock subject to an Award are forfeited, or if an Award otherwise terminates without a payment being made to the participant in the form of Stock, the shares issuable under such Option or Award shall again be available for issuance in connection with Awards. To the extent an Award is paid in cash, the number of shares of Stock representing, at Fair Market Value on the date of the payment, the value of the cash payment shall not be available for later grant under the Plan. Any Award under this Plan shall be governed by the terms of the Plan and any applicable Award Agreement.

         (b) Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, and in the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

         Awards may be granted to officers and other key employees of, and consultants to, the Company, its subsidiaries and affiliates (excluding members of the Committee and any person who serves only as a director).

SECTION 5.  STOCK OPTIONS.

         (a) Types. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant to any participant Incentive Stock Options, Nonqualified Stock Options or both types of Options. Incentive Stock Options may be granted only to employees of the Company, its parent (within the meaning of Section 424(e) of the Code) or Subsidiaries. Any portion of an Option that is not designated as, or does not qualify as, an Incentive Stock Option shall constitute a Nonqualified Stock Option.

         (b) Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions:

                  (i) Option Term. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the

Option is granted, and no Nonqualified Stock Option shall be exercisable more than fifteen (15) years after the date the Option is granted. If, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, the Incentive Stock Option shall not be exercisable more than five (5) years after the date of grant.

                  (ii) Grant Date. The Company may grant Options under the Plan at any time and from time to time before the Plan terminates. The Committee shall specify the date of grant or, if it fails to, the date of grant shall be the date of action taken by the Committee to grant the Option. However, if an Option is approved in anticipation of employment, the date of grant shall be the date the intended optionee is first treated as an employee for payroll purposes.

                  (iii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be equal to at least 85% of the Fair Market Value on the date of grant, and in the case of Incentive Stock Options shall be equal to at least the Fair Market Value on the date of grant; provided, however, that if, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, then the exercise price shall be not less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

                  (iv) Exercisability. Subject to the other provisions of the Plan, an Option shall be exercisable in its entirety at grant or at such times and in such amounts as are specified in the Award Agreement evidencing the Option. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an Option first becomes exercisable in whole or in part.

                  (v) Method of Exercise; Payment. To the extent the right to purchase shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the optionee to the Company stating the number of shares being purchased, accompanied by payment of the exercise price for the shares.

                  (vi) No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION 6.  RESTRICTED STOCK.

         (a) Price. The Committee may grant to a participant Restricted Stock. The grantee shall pay no consideration therefor.

         (b) Restrictions. Subject to the provisions of the Plan and the Award Agreement, during the Restriction Period set by the Committee, commencing with, and not exceeding ten (10) years from, the date of such Award, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

         (c) Dividends. Unless otherwise determined by the Committee, with respect to dividends on shares of Restricted Stock, dividends payable in cash shall be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock.

         (d) Termination. Except to the extent otherwise provided in the Award Agreement and pursuant to Section 6(b), in the event of a Termination during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

SECTION 7.  STOCK PURCHASE RIGHTS.

         (a) Price. The Committee may grant Stock Purchase Rights which shall enable the recipients to purchase Stock at a price equal to not less than 85% of its Fair Market Value on the date of grant.

         (b) Exercisability. Stock Purchase Rights shall be exercisable for a period determined by the Committee not exceeding 30 days from the date of the grant.

SECTION 8.  PERFORMANCE SHARES.

         (a) Awards. The Committee shall determine the nature, length and starting date of the Performance Period for each Performance Share Award, which period shall be at least one (1) year (subject to Section 9) and not more than six (6) years. The consideration payable by a participant with respect to a Performance Share Award shall be an amount determined by the Committee in the exercise of the Committee's discretion at the time of the Award; provided, that the amount of consideration may be zero and may in no event exceed 50% of the Fair Market Value at the time of grant. The Committee shall determine the performance objectives to be used in awarding Performance Shares and the extent to which such Performance Shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Share Awards that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the Committee shall determine for each Performance Share Award subject to such Performance Period the number of shares of Stock (which may consist of Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Performance Share Award are met. Such number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that (i) amounts equivalent to interest at such rates as the Committee may determine, or (ii) amounts equivalent to dividends paid by the Company upon outstanding Stock shall be payable with respect to Performance Share Awards.

         (b) Termination. Except as otherwise provided in the Award Agreement or determined by the Committee, in the event of a Termination during a Performance Period, the participant shall not be entitled to any payment with respect to the Performance Shares subject to the Performance Period.

         (c) Form of Payment. Payment shall be made in the form of cash or whole shares of Stock, as the Committee, in its discretion, shall determine.

SECTION 9.  CHANGE IN CONTROL.

         (a) Definition of "Change in Control". For purposes of Section 9(b), a "Change in Control" means the occurrence of any one of the following:

                  (i) Any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                  (ii) the solicitation of proxies (within the meaning of Rule 14a-1(k) under the Exchange Act and any successor rule) with respect to the election of any director of the Company where such solicitation is for any candidate who is not a candidate proposed by a majority of the Board in office prior to the time of such election; or

                  (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 30% or more of the assets of the Company, any merger or reorganization of the Company whether or not another entity is the survivor, a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 70% of the shares of the Company outstanding after the transaction, or any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

         (b) Impact of Event. In the event of a "Change in Control" as defined in Section 9(a), but only if and to the extent so specifically determined by the Board in its discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were directors at the time such determination was made, acceleration and valuation provisions no more favorable to participants than the following may apply:

                  (i) Subject to Section 5(b)(vi), any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

                  (ii) The restrictions and limitations applicable to any Restricted Stock and Stock Purchase Rights shall lapse, and such Restricted Stock shall become fully vested.

                  (iii) The value (net of any exercise price) of all outstanding Options, Restricted Stock and Stock Purchase Rights, unless otherwise determined by the Committee at or after grant and subject to Rule 16b 3, shall be cashed out on the basis of the "Change in Control Price", as defined in Section 9(c), as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control.

                  (iv) Any outstanding Performance Share Awards shall be vested and paid in full as if all performance criteria had been met.

         (c) Change in Control Price. For purposes of this Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the American Stock Exchange or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60 day period as determined by the Board, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board decides to cash out such Options.

SECTION 10.  GENERAL PROVISIONS.

         (a) Award Grants. Any Award may be granted either alone or in addition to other Awards granted under the Plan. Subject to the terms and restrictions set forth elsewhere in the Plan, the Committee shall determine the consideration, if any, payable by the participant for any Award and, in addition to those set forth in the Plan, any other terms and conditions of the Awards. The Committee may condition the grant or payment of any Award upon the attainment of specified performance goals or such other factors or criteria, including vesting based on continued employment or consulting, as the Committee shall determine. Performance objectives may vary from participant to participant and among groups of participants and shall be based upon such Company, subsidiary, group or division factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. The other provisions of Awards also need not be the same with respect to each recipient. Unless specified otherwise in the Plan or by the Committee, the date of grant of an Award shall be the date of action by the Committee to grant the Award. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

         (b) Award Agreement. As soon as practicable after the date of an Award grant, the Company and the participant shall enter into a written Award Agreement identifying the date of grant, and specifying the terms and conditions of the Award. Options are not exercisable until after execution of the Award agreement by the Company and the Plan participant, but a delay in execution of the agreement shall not affect the validity of the Option grant.

         (c) Certificates. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any market in which the Stock is then traded and any applicable federal, state or foreign securities law.

         (d) Termination. Unless otherwise provided in the applicable Award Agreement or by the Committee, in the event of Termination for any reason other than death, retirement or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part at any time within three (3) months after the date of Termination, or such lesser period specified in the Award Agreement (but in no event after the expiration date of the Award), but not thereafter. If Termination is due to retirement or to death or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the participant in the case of retirement or Disability, by the participant's guardian or legal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within two (2) years from the date of Termination or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award).

         (e) Delivery of Purchase Price. If and only to the extent authorized by the Committee, participants may make all or any portion of any payment due to the Company

                  (i)  with respect to the consideration payable for an Award,

                  (ii)  upon exercise of an Award, or

                  (iii) with respect to federal, state, local or foreign tax payable in connection with an Award,

by delivery of (x) cash, (y) check, or (z) any property other than cash (including a promissory note of the participant or shares of Stock or securities) so long as, if applicable, such property constitutes valid consideration for the Stock under, and otherwise complies with, applicable law. No promissory note under the Plan shall have a term (including extensions) of more than five years or shall be of a principal amount exceeding 90% of the purchase price paid by the borrower.

         (f) Tax Withholding. Any shares or other securities so withheld or tendered will be valued by the Committee as of the date they are withheld or tendered; provided, however, that Stock shall be valued at Fair Market Value on such date. The value of the shares withheld or tendered may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company. Unless the Committee permits otherwise, the participant shall pay to the Company in cash, promptly when the amount of such obligations becomes determinable (the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Committee in its discretion determines to result, (i) from the lapse of restrictions imposed upon an Award, (ii) upon exercise of an Award, or (iii) from a transfer or other disposition of shares acquired upon exercise or payment of an Award, or otherwise related to the Award or the shares acquired in connection with an Award.

                  A participant who has received an Award or payment under an Award may, to the extent, if any, authorized by the Committee in its discretion, make an election to (x) deliver to the Company a promissory note of the participant on the terms set forth in Section 10(e), or (y) tender any such securities to the Company to pay the amount of tax that the Committee in its discretion determines to be required to be withheld by the Company subject to the following limitations:

                  (i)  such election shall be irrevocable;

                  (ii) such election shall be subject to the disapproval of the Committee;

                  (iii) in the case of participants subject to Section 16(b) of the Exchange Act, such tender may not be made within six (6) months of the acquisition of the securities to be tendered to satisfy the tax withholding obligation (except that this limitation shall not apply in the event of death or Disability of such person before the six month period expires); and

                  (iv) in the case of participants subject to Section 16(b) of the Exchange Act, such election must be made in any ten day period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings.

         (g) No Transferability. No Award shall be assignable or otherwise transferable by the participant other than by will or by the laws of descent and distribution. During the life of a participant, an Award shall be exercisable, and any elections with respect to an Award may be made, only by the participant or participant's guardian or legal representative.

         (h) Adjustment of Awards; Waivers. Subject to Section 5(b)(vi), the Committee may adjust the performance goals and measurements applicable to Awards
(i) to take into account changes in law and accounting and tax rules, (ii) to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships, and (iii) to make such adjustments as the Committee deems necessary or appropriate to reflect any material changes in business conditions. In the event of hardship or other special circumstances of a participant and otherwise in its discretion, the Committee may waive in whole or in part any or all restrictions, conditions, vesting, or forfeiture with respect to any Award granted to such participant.

         (i) Non-Competition. The Committee may condition its discretionary waiver of a forfeiture, the acceleration of vesting at the time of Termination of a participant holding any unexercised or unearned Award, the waiver of restrictions on any Award, or the extension of the expiration period to a period not longer than that provided by the Plan upon such participant's agreement (and compliance with such agreement) to (i) not engage in any business or activity competitive with any business or activity conducted by the Company and (ii) be available for consultations at the request of the Company's management, all on such terms and conditions (including conditions in addition to (i) and (ii)) as the Committee may determine.

         (j) Dividends. The reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment pursuant to Section 6(c) shall only be permissible if sufficient shares of Stock are available under
Section 3 for such reinvestment (taking into account then outstanding Awards).

         (k) Regulatory Compliance. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock upon any securities exchange or for trading in any securities market or under any state or federal law, (ii) the consent or approval of any government or regulatory body or (iii) an agreement by the participant with respect thereto, is necessary or desirable, then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (l) Rights as Shareholder. Unless the Plan or the Committee expressly specifies otherwise, an optionee shall have no rights as a shareholder with respect to any shares covered by an Award until the stock certificates representing the shares are actually delivered to the optionee. Subject to Sections 3(b) and 6(c), no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

         (m) Beneficiary Designation. The Committee, in its discretion, may establish procedures for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (n) Additional Plans. Nothing contained in the Plan shall prevent the Company, a subsidiary or an affiliate from adopting other or additional compensation arrangements for its employees and consultants.

         (o) No Employment Rights. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or an affiliate to terminate the employment of any employee at any time.

         (p) Rule 16b-3. Notwithstanding any provision of the Plan, the Plan shall always be administered, and Awards shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3.

         (q) Governing Law. The Plan and all Awards shall be governed by and construed in accordance with the laws of the State of California.

         (r) Use of Proceeds. All cash proceeds to the Company under the Plan shall constitute general funds of the Company.

         (s) Unfunded Status of Plan. The Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

         (t) Assumption by Successor. The obligations of the Company under the Plan and under any outstanding Award may be assumed by any successor corporation, which for purposes of the Plan shall be included within the meaning of "Company".

         (u) Limitation on Award Grants to Certain Executive Officers. The Company may not in any one fiscal year grant Awards under the Plan for more than 200,000 shares to any executive officer whose compensation is required to be disclosed under Item 402 of Regulation S-K.

SECTION 11.  AMENDMENTS AND TERMINATION.

         The Board may amend, alter or discontinue the Plan or any Award, but no amendment, alteration or discontinuance shall be made which would impair the rights of a participant under an outstanding Award without the participant's consent. In addition, to the extent required for the Plan to comply with Rule 16b-3 or, with respect to provisions solely as they relate to Incentive Stock Options, to the extent required for the Plan to comply with Section 422 of the Code, the Board may not amend or alter the Plan without the approval of a majority of the voting power of the shares of the Company entitled to vote at a duly held shareholders' meeting or by an action by written consent and, if at a meeting, a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would:

         (a) except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Awards under the Plan;

         (b) except as expressly provided in the Plan, change the minimum price terms of Section 5(b)(iii);

         (c) change the class of employees and consultants eligible to participate in the Plan;

         (d) extend the maximum Option period under Section 5(b)(i); or

         (e) materially increase the benefits accruing to participants under the Plan.

SECTION 12.  EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on the date it is adopted by the Board but all Awards shall be conditioned upon approval of the Plan (a) at a duly held shareholders' meeting by the affirmative vote of the holders of a majority of the voting power of the shares of the Company entitled to vote and represented in person or by proxy at the meeting, or (b) by an action by written consent of the holders of a majority of the voting power of the shares of the Company entitled to vote.

SECTION 13.  TERM OF PLAN.

         No Award shall be granted on or after July 5, 2005, but Awards granted prior to July 5, 2005 may extend beyond that date.

                              IDENTIX INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN


         1.       Purpose

         This Identix Incorporated Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of Identix Incorporated (the "Company") and any Participating Subsidiary, as defined in Section 4, to acquire an equity interest in the Company through the purchase of shares of Company common stock (the "Common Stock").

         2.       Administration

         The Plan shall be administered by the Board of Directors of the Company (or a committee thereof designated by the Board of Directors, which in either case is referred to as the "Board"). The Board may from time to time select a committee or persons (the "Administrator") to be responsible for any matters in implementing the Plan. If no such committee or persons are selected, the Board shall be the Administrator. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), the Administrator may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all persons.

         3.       Number of Shares

         (a) The total number of shares of Common Stock reserved and available for issuance pursuant to this Plan shall be _______. Such number of shares shall be reduced by the number of shares issued under the Identix Incorporated Foreign Subsidiary Employee Stock Purchase Plan (the "Foreign Plan") so that the total number of shares issued under both plans shall not exceed _______. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan and the Foreign Plan shall be counted against the _______ share limitation.

         (b) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, offering of rights, or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

         4.       Eligibility Requirements

         (a) Each employee of the Company and each Participating Subsidiary, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date on or following commencement of his or her employment by the Company or the Participating Subsidiary or following such period of employment as is designated by the Board from time to time. Participation in the Plan is entirely voluntary.

         (b) The following employees are not eligible to participate in the
Plan:

                  (i) employees who would, immediately upon enrollment in the Plan, own directly or indirectly (including options or rights to acquire stock possessing) five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company; and

                  (ii) employees who are customarily employed by the Company less than 20 hours per week or less than five months in any calendar year.

         (c) "Employee" shall mean any individual who is an employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an Employee shall be determined by the Administrator, in its sole discretion. The Administrator shall be guided by the provisions of Treasury Regulation Section 1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan. Unless the Administrator makes a contrary determination, the Employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Administrator, whose decision will be final.

         (d) "Subsidiary" shall mean any corporation described in Section 424(e) or (f) of the Code. "Participating Subsidiary" shall mean a subsidiary which has been designated by the Administrator as covered by the Plan.

         5.       Enrollment

         Any eligible employee may enroll or re-enroll in the Plan each year as of the first trading day of (i) January 1999, (ii) the sixth month following such month, and (iii) each yearly anniversary of such months (e.g. any January and July), or such other days as may be established by the Board from time to time (the "Enrollment Dates"). In order to enroll, an eligible employee must complete, sign, and submit to the Company an enrollment form. Any enrollment form received by the designee of the Administrator by the 15th day of the month preceding an Enrollment Date (or by the day preceding the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Administrator from time to time, will be effective on that Enrollment Date. For purposes of the Plan, a "trading day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

         6.       Grant of Option on Enrollment

         (a) Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of an option to purchase shares of Common Stock from the Company under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires.

Furthermore, except as may otherwise be determined by the Administrator, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on any Enrollment Date on which the fair market value per share of the Company's Common Stock is lower than the fair market value per share on the Enrollment Date for such Participant's existing option.

         (b) Except as provided in Section 9, each option granted under the Plan shall have the following terms:

                  (i) each option granted under the Plan will have a term of not more than 24 months or such shorter option period as may be established by the Board from time to time; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 24 months after the Enrollment Date for such option, or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date or (B) the date on which the employee's participation in the Plan terminates for any reason;

                  (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

                  (iii) purchase of shares upon exercise of the option will be effected only on the Purchase Dates established in accordance with Section 8;

                  (iv) the price per share under the option will be determined as provided in Section 8;

                  (v) the number of shares available for purchase under an option will, unless otherwise established by the Board before an Enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

                  (vi) the option (taken together with all other options then outstanding under this and all other similar stock purchase plans of the Company and any subsidiary of the Company, collectively "Options") will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, determined at the applicable Enrollment Date; and

                  (vii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

         7.       Payroll and Tax Withholding; Use by Company

                  (a) Each participant shall elect to have amounts withheld from his or her compensation paid by the Company during the option period, at a rate equal to any whole percentage up to 15 percent, or such other maximum percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, commissions, overtime pay and any other compensation as may be determined from time to time by the Board of Directors, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to the Company, not later than the 15th day of the month preceding such Enrollment Date, of a written notice indicating the revised withholding rate.

                  (b) Payroll withholdings shall be credited to an account maintained for purposes of the Plan on behalf of each participant, as soon as administratively feasible after the withholding occurs. The Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

                  (c) Upon disposition of shares acquired by exercise of an option, the participant shall pay, or make provision adequate to the Company for payment of, all federal, state, and other tax (and similar) withholdings that the Company determines, in its discretion, are required due to the disposition, including any such withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payment that the Company determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company to claim tax deductions or other benefits in connection with the exercise of the option.

         8.       Purchase of Shares

                  (a) On the last trading day of each month immediately preceding a month containing an Enrollment Date, or on such other days as may be established by the Board from time to time, prior to an Enrollment Date for all options to be granted on an Enrollment Date (each a "Purchase Date"), the Company shall apply the funds then credited to each participant's payroll withholdings account to the purchase of whole shares of Common Stock. The cost to the participant for the shares purchased under any option shall be not less than 85 percent of the lower of:

                           (i) `the fair market value of the Common Stock on the
Enrollment Date for such option; or

                           (ii) the fair market value of the Common Stock on
that Purchase Date.

The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on such date on any established stock exchange or market system if the Common Stock is traded on such an exchange or market system (and the largest such exchange or market system if the Common Stock is traded on more than one), if the Common Stock is not so traded then the mean between the bid and asked prices for Common Stock on such date as quoted on Nasdaq National Market or reported in The Wall Street Journal or similar publication if such prices are so quoted or reported, or the fair market value on such date as determined by the Administrator if shares of Common Stock are not so traded, quoted, or reported.

                  (b) Any funds in an amount less than the cost of one share of Common Stock left in a participant's payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date, and any additional amount shall be distributed to the participant.

                  (c) If at any Purchase Date, the shares available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to participants as soon as administratively feasible.

         9.       Withdrawal from the Plan

                  A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a participant's payroll withholdings account shall be distributed to him or her without interest within 60 days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

         10.      Termination of Employment

                  Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant's payroll withholdings account; provided, however, that if a participant ceases to be employed by the Company because of the commencement of employment with a Subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such participant's payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date, and any funds remaining after such purchase shall be paid to the participant.

         11.      Designation of Beneficiary

                  (a) Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company and shall control over any disposition by will or otherwise.

                  (b) As soon as administratively feasible after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

         12.      Assignment

                  (a) The rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

                  (b) A participant's right to purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator.

         13.      Administrative Assistance

                  If the Administrator in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section 12(b).

         14.      Costs

                  All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

         15.      Equal Rights and Privileges

         All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the related Treasury Regulations. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the

Board be reformed to comply with the requirements of Section 423. This Section 15 shall take precedence over all other provisions of the Plan.

         16.      Applicable Law

                  The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

         17.      Modification and Termination

                  (a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment shall be effective unless within 12 months after it is adopted by the Board, it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy, if such amendment would:

                           (i) increase the number of shares reserved for
purchase under the Plan; or

                           (ii) require shareholder approval in order to comply
with Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

                  (b) In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

                  (c) In the event of the sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, or the dissolution or liquidation of the Company, the Board shall provide for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof, unless the Board decides to take such other action as it deems appropriate, including, without limitation, providing for the termination of the Plan and providing for a Purchase Date to occur on the trading day immediately preceding the date of such termination.

         18.      Rights as an Employee

                  Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the Company's right to terminate the employment of any person at any time with or without cause.

         19.      Rights as a Shareholder; Delivery of Certificates

                  Unless otherwise determined by the Board, certificates evidencing shares purchased on any Purchase Date shall be delivered to participants as soon as administratively feasible. Participants shall be treated as the owners of their shares effective as of the Purchase Date. If approved by the Administrator in its discretion, the Company instead of delivery of share certificates (i) deliver a certificate (or equivalent) to a broker for crediting to the Participant's account, or (ii) make a notation in the Participant's favor of non-certificated shares on the Company's stock records.

                              IDENTIX INCORPORATED
                 FOREIGN SUBSIDIARY EMPLOYEE STOCK PURCHASE PLAN

         1.       Purpose

         This Identix Incorporated Foreign Subsidiary Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of any Participating Subsidiary, as defined in Section 4, of Identix Incorporated ("Identix") to acquire an equity interest in Identix through the purchase of shares of Identix common stock (the "Common Stock"). Identix and all of the Participating Subsidiaries shall be collectively referred to herein as the "Company."

         2.       Administration

         The Plan shall be administered by the Board of Directors of Identix (or a committee thereof designated by the Board of Directors, which in either case is referred to as the "Board"). The Board may from time to time select a committee or persons (the "Administrator") to be responsible for any matters in implementing the Plan. If no such committee or persons are selected, the Board shall be the Administrator. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), the Administrator may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all persons.

         3.       Number of Shares

         (a) The total number of shares of Common Stock reserved and available for issuance pursuant to this Plan shall be _______. Such number of shares shall be reduced by the number of shares issued under the Identix Incorporated Employee Stock Purchase Plan (the "Domestic Plan") so that the total number of shares issued under both plans shall not exceed _______. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan and the Domestic Plan shall be counted against the _______ share limitation.

         (b) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, offering of rights, or other similar change in the capital structure of Identix, the Board may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

         4.       Eligibility Requirements

         (a) Each employee of each Participating Subsidiary, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date on or following commencement of his or her employment by the Company or the Participating Subsidiary or following such period of employment as is designated by the Board from time to time. Participation in the Plan is entirely voluntary.

         (b) The following employees are not eligible to participate in the
Plan:

                  (i) employees who would, immediately upon enrollment in the Plan, own directly or indirectly (including options or rights to acquire stock possessing) five percent or more of the total combined voting power or value of all classes of stock of Identix or any subsidiary of Identix; and

                  (ii) employees who are customarily employed by the Company less than 20 hours per week or less than five months in any calendar year; and

                  (iii) employees who are prohibited by applicable law from participating in the Plan.

         (c) "Employee" shall mean any individual who is an employee of a Participating Subsidiary. Whether an individual qualifies as an Employee shall be determined by the Administrator, in its sole discretion. The Administrator shall be guided by the provisions of Treasury Regulation Section 1.421-7 and
Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan. Unless the Administrator makes a contrary determination, the Employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of a Participating Subsidiary for regular payroll purposes. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Administrator, whose decision shall be final.

         (d) "Subsidiary" shall mean any corporation described in Section 424(e) or (f) of the Code. "Participating Subsidiary" shall mean a subsidiary which has been designated by the Administrator as covered by the Plan; provided, however, that no subsidiary participating in the Domestic Plan may be designated for participation in the Plan.

         5.       Enrollment

         Any eligible employee may enroll or re-enroll in the Plan each year as of the first trading day of (i) January 1999, (ii) the sixth month following such month, and (iii) each yearly anniversary of such months (e.g. any January and July), or such other days as may be established by the Board from time to time (the "Enrollment Dates"). In order to enroll, an eligible employee must complete, sign, and submit to the designee of the Administrator or the Employee's Participating Subsidiary an enrollment form. Any enrollment form received by Identix or the Employee's Participating Subsidiary by the 15th day of the month preceding an Enrollment Date (or by the day preceding the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Administrator from time to time, will be effective on that Enrollment Date. For purposes of the Plan, a "trading day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

         6.       Grant of Option on Enrollment

         (a) Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by Identix to the participant of an option to purchase shares of Common Stock from identix under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Administrator, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on any Enrollment Date on which the fair market value per share of the Common Stock is lower than the fair market value per share on the Enrollment Date for such Participant's existing option.

         (b) Except as provided in Section 9 or as determined by the Administrator, each option granted under the Plan shall have the following terms:

                  (i) each option granted under the Plan will have a term of not more than 24 months or such shorter option period as may be established by the Board from time to time; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 24 months after the Enrollment Date for such option, or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date or (B) the date on which the employee's participation in the Plan terminates for any reason;

                  (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

                  (iii) purchase of shares upon exercise of the option will be effected only on the Purchase Dates established in accordance with Section 8;

                  (iv) the price per share under the option will be determined as provided in Section 8;

                  (v) the number of shares available for purchase under an option will, unless otherwise established by the Board before an Enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

                  (vi) the option (taken together with all other options then outstanding under this and all other similar stock purchase plans of Identix and any subsidiary of Identix, collectively "Options") will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, determined at the applicable Enrollment Date; and

                  (vii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

         7.       Payroll and Tax Withholding; Use by Company

                  (a) Each participant shall elect to have amounts withheld from his or her compensation paid by the Company during the option period, at a rate equal to any whole percentage up to 15 percent, or such other maximum percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, commissions, overtime pay and any other compensation as may be determined from time to time by the Board of Directors, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to Identix or the Employee's Participating Subsidiary, not later than the 15th day of the month preceding such Enrollment Date, of a written notice indicating the revised withholding rate.

                  (b) Payroll withholdings shall be credited to an account maintained for purposes of the Plan in local currency on behalf of each participant, as soon as administratively feasible after the withholding occurs. The Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

                  (c) Upon acquisition or disposition of shares acquired by exercise of an option, the participant shall pay, or make provision adequate to the Company for payment of, all federal, state, and other tax (and similar) withholdings that the Company determines, in its discretion, are required due to the disposition, including any such withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payment that the Company determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company to claim tax deductions or other benefits in connection with the exercise of the option.

         8.       Purchase of Shares

                  (a) On the last trading day of each month immediately preceding a month containing an Enrollment Date, or on such other days as may be established by the Board from time to time, prior to an Enrollment Date for all options to be granted on an Enrollment Date (each a "Purchase Date"), the Company shall convert each participant's account balance, including amounts carried forward, to U.S. Dollars, determined as of the Purchase Date, and shall apply the funds then credited to each participant's payroll withholdings account to the purchase of whole shares of Common Stock. The cost to the participant for the shares purchased under any option shall be not less than 85 percent of the lower of:

                           (i) the fair market value of the Common Stock on the
Enrollment Date for such option; or

                           (ii) the fair market value of the Common Stock on
that Purchase Date.

The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on such date on any established stock exchange or market system if the Common Stock is traded on such an exchange or market system (and the largest such exchange or market system if the Common Stock is traded on more than one), if the Common Stock is not so traded then the mean between the bid and asked prices for Common Stock on such date as quoted on Nasdaq National Market or reported in The Wall Street Journal or similar publication if such prices are so quoted or reported, or the fair market value on such date as determined by the Administrator if shares of Common Stock are not so traded, quoted, or reported.

                  (b) Any funds in an amount less than the cost of one share of Common Stock left in a participant's payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date, and any additional amount shall be distributed to the participant.

                  (c) If at any Purchase Date, the shares available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to participants as soon as administratively feasible.

         9.       Withdrawal from the Plan

                  A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a participant's payroll withholdings account shall be distributed to him or her without interest within 60 days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

         10.      Termination of Employment

                  Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant's payroll withholdings account; provided, however, that if a participant ceases to be employed by the Company because of the commencement of employment with a Subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such participant's payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date, and any funds remaining after such purchase shall be paid to the participant.

         11.      Designation of Beneficiary

                  (a) Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company and shall control over any disposition by will or otherwise.

                  (b) As soon as administratively feasible after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

         12.      Assignment

                  (a) The rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

                  (b) A participant's right to purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator.

         13.      Administrative Assistance

                  If the Administrator in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section 12(b).

         14.      Costs

                  All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

         15.      Equal Rights and Privileges

         All eligible employees shall have substantially equal rights and privileges with respect to the Plan so that the Plan; provided, however, that the Administrator may make such changes to the terms of the Plan that it deems advisable or necessary to reflect or comply with local laws or conditions, which will be set forth in an addendum to the Plan. This Section 15 shall take precedence over all other provisions of the Plan.

         16.      Applicable Law

                  The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

         17.      Modification and Termination

                  (a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment shall be effective unless within 12 months after it is adopted by the Board, it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of Identix is represented in person or by proxy, if such amendment would:

                           (i) increase the number of shares reserved for
purchase under the Plan; or

                           (ii) require shareholder approval in order to comply
with Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

                  (b) In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

                  (c) In the event of the sale of all or substantially all of the assets of Identix, or the merger or consolidation of Identix with or into another corporation, or the dissolution or liquidation of Identix, the Board shall provide for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof, unless the Board decides to take such other action as it deems appropriate, including, without limitation, providing for the termination of the Plan and providing for a Purchase Date to occur on the trading day immediately preceding the date of such termination.

         18.      Rights as an Employee

                  Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the Company's right to terminate the employment of any person at any time with or without cause.

         19.      Rights as a Shareholder; Delivery of Certificates

                  Unless otherwise determined by the Board, certificates evidencing shares purchased on any Purchase Date shall be delivered to participants as soon as administratively feasible. Participants shall be treated as the owners of their shares effective as of the Purchase Date. If approved by the Administrator in its discretion, Identix instead of delivery of share certificates (i) deliver a certificate (or equivalent) to a broker for crediting to the Participant's account, or (ii) make a notation in the Participant's favor of non-certificated shares on Identix's stock records.

                              IDENTIX INCORPORATED
                     NONEMPLOYEE DIRECTORS STOCK OPTION PLAN


         1.       Purpose.

                  The purpose of this Plan is to offer Nonemployee Directors of Identix Incorporated an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's Common Stock. This Plan provides for the grant of Options to purchase Shares. Options granted hereunder shall be "Nonstatutory Options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended.

         2.       Definitions.

                  As used herein, the following definitions shall apply:

                  (a) "Administrator" shall mean the entity, either the Board or the committee of the Board, responsible for administering this Plan, as provided in Section 3.

                  (b) "Affiliate" means a parent or subsidiary corporation as defined in the applicable provisions (currently, Sections 424(e) and (f), respectively) of the Code.

                  (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

                  (d) "Change in Control" shall mean the occurrence of any one of the following:

                           (i) any "person", as such term is used in Sections
13(d) and 14(d) of the Exchange Act (other than the Company, an Affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                           (ii) the solicitation of proxies (within the meaning
of Rule 14a 1(k) under the Exchange Act and any successor rule) with respect to the election of any director of the Company where such solicitation is for any candidate who is not a candidate proposed by a majority of the Board in office prior to the time of such election; or

                           (iii) the dissolution or liquidation (partial or
total) of the Company or a sale of assets involving 30% or more of the assets of the Company, or any merger or reorganization of the Company, whether or not another entity is the survivor, or other transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 70% of the shares of the Company outstanding after the transaction.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

                  (f) "Company" shall mean Identix Incorporated, a California corporation.

                  (g) "Common Stock" shall mean the Common Stock of the Company.

                  (h) "Disability" means permanent and total disability as determined by the Administrator in accordance with the standards set forth in
Section 22(e)(3) of the Code.

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  (j) "Expiration Date" shall mean the last day of the term of an Option established under Section 6(c).

                  (k) "Fair Market Value" means as of any given date (a) the closing price of the Common Stock on American Stock Exchange, Inc. as reported in the Wall Street Journal; or (b) if the Common Stock is no longer quoted on American Stock Exchange, Inc. but is listed on another established stock exchange or quoted on any established interdealer quotation system, the closing price for the Common Stock on such exchange or system, as reported in the Wall Street Journal.

                  (l) "Nonemployee Director" shall mean any person who is a member of the Board but is not an employee of the Company or any Affiliate of the Company and has not been an employee of the Company or any Affiliate of the Company at any time during the preceding twelve months. Service as a director does not in itself constitute employment for purposes of this definition.

                  (m) "Option" shall mean a stock option granted pursuant to this Plan. Each Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (n) "Option Agreement" shall mean the written agreement described in Section 6 evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

                  (o) "Optionee" shall mean a Nonemployee Director who holds an Option.

                  (p) "Plan" shall mean this Identix Incorporated Nonemployee Directors Stock Option Plan, as it may be amended from time to time.

                  (q) "Section" unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

                  (r) "Shares" shall mean the shares of Common Stock subject to an Option granted under this Plan.

                  (s) "Tax Date" means the date defined in Section 7(c).

                  (t) "Termination" means, for purposes of the Plan, with respect to an Optionee, that the Optionee has ceased to be, for any reason, a director of the Company.

                  (u) "Window Period" means any 10 day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings or such other period as is specified in Rule 16b-3(e) under the Exchange Act, as such rule may be amended from time to time, or any successor to such rule.

         3.       Administration.

                  (a) Administrator. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee consisting of not less than two directors (in either case, the "Administrator"). The Administrator shall have no authority, discretion or power to select the Nonemployee Directors who will receive Options hereunder or to set the number of shares to be covered by each Option granted hereunder, the exercise price of such Option, the timing of the grant of such Option or the period within which such Option may be exercised. In connection with the administration of the Plan, the

Administrator shall have the powers possessed by the Board. The Administrator may act only by a majority of its members. The Administrator may delegate administrative duties to such employees of the Company as it deems proper, so long as such delegation is not otherwise prohibited by Rule 16b-3 under the Exchange Act. The Board at any time may terminate the authority delegated to any committee of the Board pursuant to this Section 3(a) and revest in the Board the administration of the Plan.

                  (b) Administrator Determinations Binding. Subject to the limitations set forth in Section 3(a), the Administrator may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Option and any Option Agreement and may otherwise supervise the administration of the Plan. All decisions made by the Administrator under the Plan shall be binding on all persons, including the Company and Optionees. No member of the Administrator shall be liable for any action that he or she has in good faith taken or failed to take with respect to this Plan or any Option.

         4.       Eligibility.

                  Only Nonemployee Directors may receive Options under this Plan.

         5.       Shares Subject to Plan.

                  (a) Aggregate Number. Subject to Section 9, the total number of shares of Common Stock reserved and available for issuance pursuant to Options under this Plan shall be 410,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 410,000 share limitation. If any Option terminates or expires without being exercised in full, the shares issuable under such Option shall again be available for issuance in connection with other Options. If shares of Common Stock issued pursuant to an Option are repurchased by the Company, such Common Stock shall not again be available for issuance in connection with Options. To the extent the number of shares of Common Stock issued pursuant to an Option is reduced to satisfy withholding tax obligations, the number of shares withheld to satisfy the withholding tax obligations shall not be available for later grant under the Plan.

                  (b) No Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the issuance (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of a stock certificate evidencing such Shares. Subject to Section 9, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

         6.       Grant of Options.


                  (a) Mandatory Option Grants upon Adoption of the Plan. Subject to the terms and conditions of this Plan, the Company shall, upon adoption of this Plan, grant to each Nonemployee Director an Option to purchase 20,000 shares of Common Stock at an exercise price equal to the Fair Market Value of such Shares on the date of adoption.

                  (b) Mandatory Initial Option Grants. Subject to the terms and conditions of this Plan, if any person who is not, and has not been in the preceding twelve months, an officer or employee of the Company is elected or appointed as a member of the Board, then on the effective date of such appointment or election the Company shall grant to such new Nonemployee
Director: (i) an Option to purchase 10,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant if less than six months have elapsed since the Company's last annual meeting of the shareholders and such person was elected to the Board on or prior to July 30, 1998 or (ii) an Option to purchase 5,000 shares of Common Stock if at least six months have elapsed since the Company's last annual meeting of shareholders and such person was elected to the Board on or prior to July 30, 1998, (iii) an Option to purchase 20,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant if less than six months have elapsed since the Company's last annual meeting of the shareholders and such person was elected to the Board after July 30, 1998 or (ii) an Option to purchase 10,000 shares of Common Stock if at least six months have elapsed since the Company's last annual meeting of shareholders and such person was elected to the Board after July 30, 1998.

                  (c) Mandatory Annual Option Grants. Subject to the terms and conditions of this Plan, (i) on the date of the first meeting of the Board immediately following the annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders) commencing with the annual meeting of shareholders held in 1996 and ending the day prior to the annual meeting of shareholders held in 1998, the Company shall grant to each such Nonemployee Director then in office an Option to purchase 10,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant, and (ii) on the date of the first meeting of the Board immediately following the annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders) commencing with the annual meeting of shareholders held in 1998, the Company shall grant to each such Nonemployee Director then in office an Option to purchase 20,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant.

                  (d) Terms; Vesting. Subject to the other provisions of this Plan, each Option granted pursuant to this Plan shall be for a term of ten years. Each Option granted under this Plan shall become exercisable with respect to one fourth of the number of Shares covered by such Option for each three month period which elapses after the date of grant, so that such Option shall be fully exercisable on the first anniversary of the date such Option was granted.

                  (e) Limitation on Other Grants. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a), 6(b) and 6(c).

                  (f) Option Agreement. As soon as practicable after the grant of an Option, the Optionee and the Company shall enter into a written Option Agreement which specifies the date of grant, the number of Shares, the option price, and the other terms and conditions applicable to the Option.

                  (g) Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Optionee's lifetime only by the Optionee.

                  (h) Limits on Exercise. Subject to the other provisions of this Plan, an Option shall be exercisable in such amounts as are specified in the Option Agreement.

                  (i) Exercise Procedures. To the extent the right to purchase Shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the Optionee to the Company stating the number of Shares being purchased, accompanied by payment of the exercise price for the Shares, and other applicable amounts, as provided in Section 7.

                  (j) Termination. In the event of Termination, Options held at the date of Termination (and only to the extent then exercisable) may be exercised in whole or in part at any time within three months after the date of Termination (but in no event after the Expiration Date), but not thereafter. Notwithstanding the foregoing, if Termination is due to retirement or to death or Disability, Options held at the date of Termination (and only to the extent then exercisable) may be exercised in whole or in part by the Optionee in the case of retirement or Disability, by the participant's guardian or legal representative or by the person to whom the Option is transferred by will or the laws of descent and distribution, at any time within two years from the date of Termination (but in no event after the Expiration Date).

         7.       Payment and Taxes upon Exercise of Options.

                  (a) Purchase Price. The purchase price of Shares issued under this Plan shall be paid in full at the time an Option is exercised.

                  (b) Delivery of Purchase Price. Optionees may make all or any portion of any payment due to the Company

                           (i) upon exercise of an Option, or

                           (ii) with respect to federal, state, local or foreign
tax payable in connection with the exercise of an Option, by delivery of (x) cash, (y) check, or (z) a promissory note of the Optionee or shares of Common Stock so long as, if applicable, such property constitutes valid consideration for the Common Stock under, and otherwise complies with, applicable law. No promissory note under the Plan shall have a term (including extensions) of more than five years or shall be of a principal amount exceeding 90% of the purchase price paid by the borrower. Exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company, or pursuant to which Optionees obtain margin loans from brokers to fund the exercise of the Option.

                  (c) Tax Withholding. The Optionee shall pay to the Company in cash, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable (in either case, the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option.

                           A person who has exercised an Option may make an
election (i) to deliver to the Company a promissory note of the Optionee on the terms set forth in Section 7(b), (ii) to tender to the Company previously-owned shares of Common Stock held for at least six months, or (iii) to have shares of Common Stock to be obtained upon exercise of the Option withheld by the Company on behalf of the Optionee, to pay the amount of tax that the Administrator, in its discretion, determines to be required to be withheld by the Company. Any election pursuant to clause (iii) above by a Optionee subject to Section 16 of the Exchange Act shall be subject to the following limitations: (1) such election must be made at least six months before the Tax Date and shall be irrevocable; or (2) such election must be made in (or made earlier to take effect in) any Window Period (and the withholding of the shares of Common Stock shall take place during such Window Period) and shall be subject to approval by the Board, which approval may be given any time after such election has been made, and the Option must be held at least six months prior to the Tax Date; provided, that, the election referenced in clause (2) above may not be made unless (A) such election is consistent with Rule 16b-3(c)(2)(ii) under the Exchange Act, and (B) the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least one year and has filed all reports and statements required to be filed pursuant to that section for that year. The right to so withhold shares of Common Stock shall relate separately to each Option.

                           Any shares tendered to or withheld by the Company
will be valued at Fair Market Value on such date. The value of the shares of Common Stock tendered or withheld may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company.

         8.       Use of Proceeds.

                  Proceeds from the sale of Shares pursuant to this Plan shall be used for general corporate purposes.

         9.       Adjustment of Shares.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock, appropriate adjustments shall be made by the Administrator in the aggregate number and kind of shares of Stock reserved for issuance under the Plan and in the number, kind and exercise price of shares subject to outstanding Options; provided, however, that the number of shares subject to any Option shall always be a whole number.

         10.      Effect of Change in Control.

                  In the event of a "Change in Control," any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

         11.      No Right to Directorship.

                  Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Articles of Incorporation and By-Laws relating to the election, appointment, terms of office, and removal of members of the Board.

         12.      Legal Requirements.

                  The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

         13.      Duration and Amendments.

                  (a) Duration. This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within 12 months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period.

                  (b) Amendment and Termination. The Board may amend, alter or discontinue the Plan or any Option, but no amendment, alteration or discontinuance shall be made which would impair the rights of an Optionee under an outstanding Option without the Optionee's consent. In addition, the Board may not amend or alter the Plan without the approval of shareholders of the Company entitled to vote at a duly held shareholders' meeting or by an action by written consent and, if at a meeting, a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would, except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Options under the Plan or in such other circumstances as the Board deems appropriate to comply with Rule 16b-3 under the Exchange Act or otherwise. Notwithstanding any other provision of this Section 12(b), the provisions of the Plan governing (A) who is granted Options, (B) the number of Shares to be covered by each Option, (C) the exercise price of each Option, (D) the timing of the grant of each Option, or (E) the period within which each Option may be exercised, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  (c) Effect of Amendment or Termination. No Shares shall be issued or sold under this Plan after the termination hereof, except upon exercise of an Option granted before termination. Termination or amendment of this Plan shall not affect any Shares previously issued and sold or any Option previously granted under this Plan.

         14.      Rule 16b-3.

                  With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be adjusted to comply with Rule 16b-3, to the extent permitted by law and deemed advisable by the Administrator. It shall be the responsibility of persons subject to Section 16 of the Exchange Act, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act;

and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3, or if any such person incurs any liability under Section 16 of the Exchange Act.

PROXY

                               For The Shares Of
                              IDENTIX INCORPORATED
                            A California Corporation

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned shareholder of Common Stock of Identix Incorporated (the "Company") hereby revokes all previous proxies, acknowledges receipt of the notice of the shareholders' meeting to be held on October 29, 1998, and appoints Randall C. Fowler and James P. Scullion, and each of them, as proxy of the undersigned with power of substitution and revocation, to vote and otherwise represent all the shares of the undersigned at said meeting and any adjournment or postponement thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted as specified on the reverse side. If no choice is indicated, the shares will be voted FOR all proposals.

                           (Continued on other side)




                              FOLD AND DETACH HERE

                                                                         FOR                 WITHHOLD
                                                                  all nominees listed        AUTHORITY
                                                                  (except as noted to      to vote for the
                                                                    the contrary)          nominees listed
                                                                  -------------------      ---------------

1.   TO ELECT DIRECTORS
     Nominees: Randall G. Fowler, Randall Hawks, Jr.,
     Patrick H. Morton, Charles W. Richion, James P.
     Scullion, Fred. U. Sutter, Larry J. Wells

     (INSTRUCTION: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.)

     ================================================

                                                              FOR          AGAINST        ABSTAIN
                                                            -------        -------        -------
2.   To approve a change in the Company's state of
     incorporation from California to Delaware through the
     merger of the Company into a newly formed Delaware
     corporation that is a wholly owned subsidiary of the
     Company.                                               -------        -------        -------
                                                              FOR          AGAINST        ABSTAIN
                                                            -------        -------        -------
3.   To approve an amendment to the Identix Incorporated
     Equity Incentive Plan to increase the number of
     shares of Identix common stock available for issuance
     under that plan from 1,750,000 to 3,000,000 shares.    -------        -------        -------
                                                              FOR          AGAINST        ABSTAIN
                                                            -------        -------        -------
4.   To approve the Identix Incorporated Employee Stock
     Purchase Plan and the Identix Incorporated Foreign
     Subsidiary Employee Stock Purchase Plan.               -------        -------        -------
                                                              FOR          AGAINST        ABSTAIN
                                                            -------        -------        -------
5.   To approve an amendment to the Identix Incorporated
     Nonemployee Directors Stock Option Plan to increase
     the number of shares available for issuance under
     that plan from 250,000 to 410,000 shares and to
     approve the amendments to that plan described in the
     Company's Proxy Statement.                             -------        -------        -------
                                                              FOR          AGAINST        ABSTAIN
                                                            -------        -------        -------
6.   To ratify the appointment of PRICEWATERHOUSECOOPERS
     LLP as independent accountants of the Company for the
     fiscal year ending June 30, 1999.                      -------        -------        -------
                                                              FOR          AGAINST        ABSTAIN
                                                            -------        -------        -------
7.   To transact such other business as may properly come
     before the meeting or any adjournment thereof.
                                                            -------        -------        -------
                                                              FOR          AGAINST        ABSTAIN
                                                            -------        -------        -------

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations, or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature                                                        Date
          -----------------------------------------------------       ----------

Signature                                                        Date
          -----------------------------------------------------       ----------

                              FOLD AND DETACH HERE